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                                                                 EXHIBIT 10.15

                          PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is dated the 28TH day of December, 1995, between SHIELD PETROLEUM INCORPORATED, a Texas corporation, ("Shield"), 1303 FM 2818 E, College Station, Texas 77840, and P&M Properties, a Texas general partnership, ("P&MP"), 2703 Pierre, College Station, Texas 77845, (Shield and P&MP are sometimes collectively referred to as "Seller"), and HUGOTON ENERGY CORPORATION, a Kansas corporation, ("Buyer"), 301 N. Main, Suite 1900, Wichita, Kansas 67202. EAGLE OIL & GAS CO. ("Eagle"), 8111 Preston Road, Suite 900, Dallas, Texas 75225, joins herein for the limited purpose described in Section 1.05.

         In consideration of their mutual promises, Buyer and Seller agree to the sale of the Leases and Assets (both defined below) under the terms of this Agreement.

                                   ARTICLE I

                               SALE AND PURCHASE

         1.01 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller shall sell and Buyer shall purchase and pay for, at the Closing, as defined herein, the rights, titles and interests of Seller described in this Article I (collectively the "Assets"). Shield is selling the Brazos County Assets described below in Section 1.02, except for those certain Brazos County Undeveloped Leases described below. P&MP is selling the Brazos County Undeveloped Leases.

         1.02 Brazos County Assets. An undivided twenty-five percent (25%) interest in and to the oil and gas leases described on Exhibit "A-1" (the "Brazos Leases"), including that portion of the Brazos Leases which lie outside of the producing units described under Section B. of Exhibit A-1 (the "Brazos County Undeveloped Leases"), which shall be the operating interests and net revenue interests in the Brazos Leases shown on Exhibit "A-1," INSOFAR and ONLY INSOFAR as said Brazos Leases cover the lands described on Exhibit "A-1" (the "Brazos Lands"), together with an undivided twenty- five percent (25%) interest in the following:

         (a) all rights in respect of any pooled or unitized acreage located in whole or in part within the Brazos Lands by virtue of the Brazos Leases, including rights to production from the pooled unit allocated to any lease being a part thereof, regardless of whether such production is from the Brazos Lands.

         (b) the seven (7) existing producing wells and the one (1) drilling well described on Exhibit "A-2."

         (c) all production sales contracts, transportation agreements, operating agreements, pooling or unitization agreements, farmin agreements, leases of equipment or facilities, surface leases, permits, rights-of- way, easements and licenses, AMI
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                 agreements, salt water disposal agreements, salt water
                 disposal permits, damage settlement agreements (surface or otherwise), and other contracts and agreements of Seller that are appurtenant to or used in connection with the Brazos Leases and Lands, (collectively the "Brazos Contracts"), including, without limitation, those described on Exhibit "A-3," but only to the extent the same may be transferred without violating the provisions thereof.

         (d) all personal property, equipment and fixtures located on and used in the operation of the Brazos Leases and Lands, including, without limitation, that which is described on Exhibit "A-4."

         (e) copies, made at Buyer's expense, of files, records, documents and data in the possession of Seller related to the Brazos Leases and Lands or the other assets described in (a), (b) and
                 (d) above, the transfer or disclosure of which would not violate the terms of any existing agreement(s) with a third party.

         1.03 Washington, Grimes, Montgomery and Austin County Assets. An undivided fifty percent (50%), before Payout (as hereinafter defined in Section 6.03(b)) and an undivided forty-two and one half percent (42.5%), after Payout, of Seller's interest in the oil, gas and mineral leases described in Exhibit "B" (the "WGMA Leases"), insofar as the lands covered thereby (the "WGMA Lands"); provided, however, that Seller may amend Exhibit "B," within ten (10) days of the date hereof, to include additional oil, gas and mineral leases covering up to 8,000 Mineral Acres (the "Additional WGMA Leases"), provided Seller has obtained such leases by the expiration of the 10 day period. A Mineral Acre is defined as the full mineral interest in one acre of land. Seller shall furnish Buyer at the end of said 10 day period with an amendment, if any, to Exhibit "B," showing the Additional WGMA Leases. A lease shall be considered to have been obtained, for the purpose of this Section 1.03, when payment is made to the lessor of the lease, or when the lease and a bank draft representing payment of the bonus consideration for the lease are deposited for collection with Seller's bank. Any lease obtained after 5:00 p.m. on January 2, 1996, shall not be an Additional WGMA Lease.

         1.04 Excluded Assets. The following rights, titles and interests of Seller are not included in the Assets and are expressly reserved to Seller (collectively the "Excluded Assets"), to wit:

         (a) all rights and choses in action arising, occurring or existing in favor of Seller prior to the Effective Time (hereinafter defined) or arising out of operation of or production from the Assets prior to the Effective Time, including, but not limited to, any and all contract rights, claims, receivables, recoupment rights (including gas imbalances), accounting adjustments, mispayments, erroneous payments or other claims of any nature in favor of Seller and relating and accruing to any time prior to the Effective Time, including, without limitation, any such claims which Seller has against Chesapeake Operating, Inc.





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         (b)     Seller's rights in software, patents, licenses, processes, intellectual property, depictions, designs, flow charts, hardware, and all other like or similar property connected with location diagnostics, target zone identification or horizontal drilling and production procedures or technology.

         1.05    Eagle Joinder.   The WGMA Leases are subject to that certain
                 Letter Agreement dated December 13, 1994, as amended July 26, 1995, between Reata Oil and Gas Corporation and Eagle (the "Letter Agreement"), pursuant to which Eagle advanced certain monies to Shield for the acquisition of the WGMA Leases. Also pursuant to the Letter Agreement, Eagle is entitled to reimbursement of certain monies advanced, is granted an unrecorded security interest in the WGMA Leases to secure said reimbursement, and has an option to participate in ownership of the WGMA Leases. Eagle joins in this Agreement for a limited purpose, which is to evidence its consent to the sale of the interest in the WGMA Leases described in Section 1.03 above, free and clear of: (i) any claim to reimbursement from Seller for, (ii) any security interest in, and (iii) any option to participate in the ownership of, the interest in the WGMA Leases to be sold to Buyer hereunder (collectively the "Eagle Claims"), subject to the satisfaction of the conditions described in Section 3.03.

         1.06 Effective Time. The purchase and sale shall be effective as to oil runs and deliveries of gas and for all other purposes as of 7:00 a.m. Central Time, on the 1st day January 1996 (the "Effective Time").

                                   ARTICLE II

                                 PURCHASE PRICE

         2.01 Purchase Price. Subject to Section 2.03 below, the Purchase Price for the Assets shall be as follows:

         (a) Brazos County Assets described in Section 1.02 - Five Million Two Hundred Fifty Thousand Dollars ($5,250,000.00).

         (b) WGMA Leases described in Section 1.03 - Three Million Three Hundred Thousand Dollars ($3,300,000.00).

         (c) Additional WGMA Leases Described in Section 1.03 - One Million One Hundred Thousand Dollars ($1,100,000.00), subject to the adjustment to purchase price provisions of Section 2.03 and 3.02(f) below.

         2.02 Payment of Purchase Price. The Purchase Price shall be paid at the Closing by wire transfer or in other immediately available funds as may be requested by Seller.





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         2.03    Adjustment to Purchase Price.  The Purchase Price shall be subject to the following adjustments; which shall be made in proportion to the interest transferred to Buyer:

         (a)     The Purchase Price shall be adjusted upward by the following:

                 (1) the value of all merchantable, allowable oil in storage above the pipeline connection at the Effective Time that is credited to the Assets, the value to be the EOTT Energy Operating Limited Partnership posted price in effect for such oil at the respective wells described on Exhibit "A-2" as of the Effective Time, less applicable taxes, and adjusted for gravity, transportation and other customary adjustments; and

                 (2) the amount of all actual direct operating expenditures (including royalties and production taxes paid with respect to the Assets, and also including Seller's administrative overhead as provided for in the applicable operating agreements) paid by Seller that are attributable to the Assets during the period of time between the Effective Time and the Closing Date (as defined in Section 9.01 below).

         (b) The Purchase Price shall be adjusted downward by the following:

                 (1) any proceeds of production received by Seller that are attributable to the Assets during the period of time between the Effective Time and the Closing Date;

                 (2) an amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom accruing to the Assets prior to the Effective Time, which amount shall be based upon such taxes assessed against the applicable portion of the Assets for the preceding calendar year or, in cases where such taxes are assessed on other than a calendar year basis, for the tax related year last ended;

                 (3) an amount equal to the actual monitory consideration received by Seller and attributable to the Assets, prior to closing, for the sale of any gas from the Brazos Leases which is attributable to the ownership of another party; and

                 (4) an amount equal to the aggregate value of Defects, as determined in Section 3.02.





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                                  ARTICLE III

                                 TITLE MATTERS

         3.01 Access to Records. From the date hereof until the Closing, Seller will give Buyer reasonable access during Seller's normal business hours to all information related to the Assets, presently in Seller's custody at the present location of those documents, and Seller will either copy such information for the account of Buyer, in which event Buyer shall reimburse Seller for the reasonable costs of such copying, or make the information available to copying within the confines of Seller's offices.

         3.02 Title Procedure. If any of the information or materials supplied by Seller pursuant to this Agreement or any other information or data reflects the existence of any Defect (defined below) Buyer shall notify Seller in accordance with Section 3.02(b).

         (a) Definition of Defect. For purposes of this Agreement, "Defect" shall refer to any of the following (except to the extent that any of them shall constitute a "Permitted Encumbrance," as hereinafter defined): (i) liens securing unpaid indebtedness or taxes, including all mortgages, deeds of trusts or other adverse claims not shown on Exhibit C; (ii) calls on production, preferential rights, consents to assignment and similar provisions of this type commonly encountered in the oil and gas industry; (iii) matters that would increase the operating interest (without an accompanying increase in net revenue interest) or reduce the net revenue interest, each as set forth on Exhibits "A-1" and "B" (without regard to whether such matters have arisen by, through or under Seller); (iv) information indicating that title to any part of the Assets is not vested in Seller; (v) differences between the information and data supplied by Seller to Buyer concerning the payout status of wells, the existence of reversionary, back-in or other similar rights in favor of third persons as of the Effective Time and the information and data concerning such items, if any, contained in the Exhibits or schedules to this Agreement; (vi) differences between the operating interests or net revenue interests set forth on Exhibits "A-1" and "B" and the operating interests and net revenue interests determined by Buyer pursuant to its review of title; and (vii) notice contained in any instrument recorded in a county in which any of the Assets are located, reflecting Seller's noncompliance with the terms and provisions of any contract, lease, license, and/or any rule or order promulgated by a state or federal authority having regulatory jurisdiction over the Assets.

         (b) Notice of Defects. Buyer shall give Seller notice of any Defect. The Notice shall: (i) be in writing; (ii) describe in sufficient detail the nature of the Defect(s);
                 (iii) state the amount by which each Defect has diminished the value of the Asset(s) (which amount will be determined by the Buyer in good faith and in a commercially reasonable manner on the basis of the market value of the Assets affected and the provision of Section 3.02(e) or 3.02(f)); and (iv) be delivered to





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                 Seller as soon as possible, but in no event later than 5:00
                 p.m., local time, on January 8, 1996. If Seller does not agree with the value assigned to any Defect by Buyer, then Buyer and Seller shall proceed in good faith to reach agreement regarding the value. If Buyer and Seller are not able to reach agreement concerning the value of any Defect on or before January 10, 1996, then the Closing with respect to the Asset(s) affected shall be the Delayed Closing Date as more particularly provided for in Section 9.01. If Buyer and Seller are not able to reach agreement concerning the value of any Defect on or before the Delayed Closing Date, then the Asset(s) affected shall be deleted from the sale contemplated hereby and the Purchase Price shall be adjusted accordingly. All Defects which are not identified to Seller as described above are waived by Buyer.

         (c) Remedies for Defects. Seller shall have until the Closing Date to attempt to cure any Defect at its sole expense. If Seller is unable to cure any Defect by the Closing Date, then the Closing with respect to Asset(s) affected shall be the Delayed Closing Date as more particularly provided for in
                 Section 9.01. If Seller is unable to cure any Defect by the Delayed Closing Date, then Buyer may, at its option, elect:
                 (i) to accept the affected Asset(s) and cure the Defect itself; or (ii) to delete the Asset(s), or the proportionate part thereof, affected by the Defect from the sale contemplated hereunder (it being understood that, in such event, the Purchase Price shall be reduced in accordance with
                 Section 3.02(e) or 3.02(f), whichever is applicable). Notwithstanding the remedies for Defects set forth above, if the amount stated by Buyer by which the Defects reduce or increase the value of the Assets does not exceed One Hundred Thousand Dollars ($100,000.00), then Seller and Buyer shall nevertheless proceed to the Delayed Closing without a reduction or increase in the Purchase Price.

         (d)     Permitted Encumbrances.  "Permitted Encumbrances" shall mean:
                 (i) minor Defects in title which do not require the payment of money or are such as would normally be accepted by a reasonable buyer of producing and/or non-producing oil and gas leases using standards generally applied by such buyers in the area in which the Assets are located; (ii) liens for labor, services, materials or supplies furnished to the Assets which are not delinquent and which will be paid or discharged in the ordinary course of business; (iii) liens for taxes or assessments not yet due and not delinquent; (iv) lessors' royalties, overriding royalties, division orders, reversionary interests and similar burdens that do not operate to reduce the net revenue interest in any of the Assets to less than the amount set forth on Exhibits "A-1" and "B"; (v) production sale contracts, unitization and pooling declarations and agreements and operating agreements, insofar as such contracts and agreements do not operate to increase the operating interest as set forth on Exhibits "A-1" and "B," or decrease the net revenue interest as set forth on said Exhibits; (vi) preferential rights to purchase and consents to assign for which waivers have been obtained or preferential rights to purchase for which the





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                 applicable time period, after receipt of notice, for exercise of the right has expired; and (vii) the matters subject to the provisions of Section 3.03.

         (e) Value of Brazos County Producing and Undeveloped Assets. For the purpose of this Section 3.02, Buyer and Seller have attached Schedule 3.02(e), which allocates the Purchase Price among the Brazos County Producing Assets for the sole purpose of adjusting the Purchase Price allocable to the Brazos County Assets to reflect the maximum reduction in value of these Assets caused by one or more Defects. The Purchase Price shall be reduced dollar-for-dollar by the amount of any Defect which is liquidated, provided that, in no case, can the value of the Asset(s) affected be reduced below zero. If the amount of any Defect is not liquidated, then Buyer and Seller shall reduce the Purchase Price allocable to the affected Asset(s) by an amount which they reasonably believe reflects the reduction in value of the Asset(s) resulting from such Defect(s).

         (f) Value of WGMA Leases and Additional WGMA Leases. For the purpose of this Section 3.02, Buyer and Seller have agreed that the WGMA Leases cover 24,000 Mineral Acres and that the value of each Mineral Acre covered by said WGMA Leases is Two Hundred Seventy-five Dollars ($275.00) per Mineral Acre. For the purpose of adjusting the Purchase Price, however, the value of each Mineral Acre is proportionately reduced to the interest to be assigned to Buyer, being One Hundred Thirty-seven and 50/00 Dollars ($137.50). The Purchase Price shall be reduced dollar-for-dollar by the amount of any Defect which is liquidated, provided that, in no case, can the value of the Asset(s) affected be reduced below zero. If the amount of any Defect is not liquidated, then Buyer and Seller shall reduce the Purchase Price allocable to the affected Asset(s) by an amount which they reasonably believe reflects the reduction in value of the Asset(s) resulting from such Defect(s). After the date of this Agreement, Seller may acquire Additional WGMA Leases covering up to an additional 8,000 Mineral Acres. If, at the Closing, it is determined that the Additional WGMA Leases purchased on or before 5:00 p.m. on January 2, 1996, pursuant to Section 1.03 above, do not cover 8,000 Mineral Acres, then the Purchase Price shall be reduced dollar-for-dollar by an amount equal to the difference between 8,000 Mineral Acres and the number of Mineral Acres covered by the Additional WGMA Leases multiplied by One Hundred Thirty-seven and 50/00 Dollars ($137.50) plus the amount of any Defects valued in the same manner as provided above for the WGMA Leases.

         3.03 Certain Title Matters Subject to Escrow. All or portions of the Assets are, or may be, subject to the liens described in Exhibit "C" (the "Liens"). Seller is currently negotiating with each of the holders of the Liens a liquidated payoff amount, which Seller shall cause Buyer to deposit into an escrow at the Closing, and in consideration of which liquidated payoff amount each stated lien holder shall deposit into said escrow a release, in a form satisfactory to Buyer, insofar as each of the Liens cover the Assets to be transferred to Buyer hereunder.





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         3.04    Casualty Loss--Brazos County Assets.  If, prior to the
                 Closing, all or any portion of Assets comprised of the producing wells described on Exhibit A-2 shall be destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Buyer promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any Casualty Defect by repairing such damage or, in the case of personal property or fixtures, replacing them with equivalent items, no later than the date of Closing, all to Buyer's reasonable satisfaction. If any uncured Casualty Defect exists at the Closing, Buyer shall proceed to purchase the Assets affected thereby, and the Purchase price shall be reduced by the aggregate reduction in value of the Assets on account of such Casualty Defect, as determined by mutual agreement of the parties. If the parties fail for any reason to agree prior to the Closing on the amount of any Purchase Price adjustments on account of Casualty Defects, Buyer shall accept the affected Assets and the Purchase Price shall be reduced by an amount determined by a mutually acceptable independent appraiser, equal in value of all Casualty Defects not accounted for at Closing.

                                   ARTICLE IV

                           REPRESENTATIONS OF SELLER

         Shield and P&MP, each individually, as applicable, and collectively, as Seller, to the extent applicable to both Shield and P&MP, represent and warrant to Buyer:

         4.01 Existence. Shield is a corporation duty organized, validly existing and in good standing under the laws of the State of Texas. P&MP is a Texas general partnership duly organized and existing under the laws of the State of Texas and comprised only of Ray Powell, general partner, and Ken Martin, general partner.

         4.02 Power and Authorization. Shield has all corporate power, authority and capacity to enter into and perform this Agreement and the transactions contemplated hereby. P&MP has the power, capacity and authority to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Seller's charter, bylaws, or governing documents, or any agreement or instrument to which Seller is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Seller. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate or partnership action, as the case may be, on the part of Seller.

         4.03 Valid, Binding and Enforceable. This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required





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hereunder to be executed and delivered by Seller shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Seller.

         4.04 Brokers. Seller has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement for which Buyer is or will be in any way liable.

         4.05 No Defaults. Seller, to the best of its knowledge, is not in default under any contract or agreement pertaining to the Assets.

         4.06 Title and Validity of Leases. Seller owns the Assets and has full power and right to sell and convey the same. To the best of Seller's knowledge, the Leases are in full force and effect, are valid and subsisting, cover the entire estates they purport to cover, and are not subject to forfeiture or termination from any cause.

         4.07 Payment of Rents and Royalties. To the best of Seller's knowledge, all royalties, rentals and other payments due under the Leases have been properly and timely paid, and all conditions necessary to keep the Leases in force have been fully performed.

         4.08 Taxes. To the best of Seller's knowledge, all ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Assets that have become due and payable have been properly and timely paid.

         4.09 Litigation. To the best of Seller's knowledge, no suit, action, investigation or other legal proceeding is pending before any court or governmental agency and no set of facts or cause of action exists that relates to the Assets that might result in impairment or loss of Seller's title to any portion of the Assets or the value thereof or that might hinder or impede the operation or enjoyment of the Leases.

         4.10 Compliance With Laws. To the best of Seller's knowledge, all laws, rules, regulations, ordinances and orders of all local, state and federal governmental bodies, authorities and agencies having jurisdiction over the Assets have been complied with.

         4.11 Environmental Condition. Seller, to the best of its knowledge, with respect to the Assets, is not in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment as such laws now exist and are defined in Section 10.05 and sometimes collectively called "Applicable Environmental Laws." To the best of Seller's knowledge, no Hazardous Substances or Waste Material (as those terms are defined in Applicable Environmental Laws or in regulations promulgated thereunder) have been disposed of or otherwise released on or to the Assets.





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         4.12    Preferential Rights and Consents.  There are no existing
agreements, options, preferential rights to purchase, or required consents to assignment, commitments or rights with, to or in any third party to acquire any interest of Seller in any portion of the Assets. Further, Seller does not require any consent or approval of third parties or governmental agencies to enter into this Agreement or to consummate the transactions contemplated herein.

         4.13 Prepayments, Non-Consent Operations and Calls. Seller is not obligated to deliver any quantities of oil, gas or other hydrocarbon substances at some future time without thereafter receiving full payment therefor in the ordinary course of business. No operations have been conducted pursuant to any agreement to which Seller is a party and that affect the Assets which would result in Seller relinquishing, permanently or temporarily, any interests or ownership rights in any portion of its Assets, or under which Seller has become a "non-consenting" party. Seller has not granted any person, firm or entity any call upon, option to purchase or similar rights with respect to any oil, gas or other hydrocarbon substances to be produced from or which is allocable to the Assets.

         4.14 Gas Imbalances and Production Allowables. There are no gas imbalances relating to any well included in the Assets and no well included in the Assets is subject to penalty because it has produced in excess of any production allowable prescribed by any governmental authority having jurisdiction.

         4.15 Disclaimers. THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT (OR IN THE ASSIGNMENT) AND IN ANY OTHER TRANSACTION DOCUMENTS TO WHICH SELLER IS A PARTY ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, EXCEPT AS SET FORTH IN ANY OTHER TRANSACTION DOCUMENTS, THE ASSETS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND, WITH RESPECT TO THE PERSONAL PROPERTY AND EQUIPMENT, WITHOUT ANY REPRESENTATION RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY PORTION OF THE PROPERTY OR ITS FITNESS FOR ANY PURPOSE, AND, EXCEPT AS PROVIDED OTHERWISE IN ANY TRANSACTION DOCUMENTS, WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO THE BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO





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PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY)
ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS.

                                   ARTICLE V

                            REPRESENTATIONS OF BUYER

         Buyer represents and warrants to Seller that:

         5.01 Existence. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas, and Buyer is duly qualified to carry on its business in the State of Texas.

         5.02 Power and Authorization. Buyer has all corporate power, authority and capacity to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Buyer's charter, bylaws, or governing documents, or any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Buyer.

         5.03 Valid, Binding and Enforceable. This Agreement has been duly executed and delivered on behalf of Buyer, and at the Closing all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Buyer.

         5.04 Brokers. Buyer has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement for which Seller is or will be in any way liable.

         5.05 Governmental Requirements. By the Closing, Buyer shall have received or procured all required bonds, governmental approvals, consents, licenses and permits required in the ownership of the Assets except for those approvals, consents, licenses and permits ordinarily acquired after the Closing.

         5.06 Independent Investigation and Disclaimer. Prior to the Closing of this Agreement, Buyer has been afforded the opportunity to inspect the Assets and to examine the records of Seller at Seller's offices with respect to the Assets, and has been afforded access to all information in Seller's possession with respect to the Assets. BUYER ACKNOWLEDGES THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, OR AS TO ANY OTHER

INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO BUYER BY OR ON BEHALF OF SELLER (INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, ANY PRODUCTION PRICING ASSUMPTION, PRESENT OR PAST PRODUCTION RATES, THE CONDITION OF ANY WELL, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION AFTER THE CLOSING). IN ENTERING INTO AND PERFORMING THIS AGREEMENT, BUYER HAS RELIED SOLELY UPON ITS INDEPENDENT INVESTIGATION OF, AND JUDGMENT WITH RESPECT TO, THE ASSETS, AND THEIR VALUE.

                                   ARTICLE VI

                                   COVENANTS

         6.01 Operations. From the date of this Agreement until the Closing, Seller (i) shall permit Buyer to have reasonable access to the Assets; and (ii) shall operate the Assets as a reasonably prudent operator.
Specifically:

         (a) Seller shall not enter into any contractual commitments or other arrangements, including AFE's for any single operation involving amounts exceeding On Hundred Thousand Dollars ($100,000.00), or for any single operation having a projected duration exceeding thirty (30) days, which would continue beyond the Closing and which would be after the Closing binding upon Buyer, without the prior written consent of Buyer.

         (b) Seller shall not sell, transfer, convey or encumber any portion of the Assets, or create or permit to exist any security interest, liens or encumbrances on any of the Assets, except for Permitted Encumbrances.

         (c) Seller shall not release any of the Brazos Leases or the WGMA Leases, without the prior written consent of Buyer.

         6.02 Confidentiality. Until the Closing, Buyer shall cause the information and data furnished or made available by Seller to Buyer and its officers, employees, and representatives in connection with this Agreement or Buyer's investigation of the Assets to be maintained in strict confidence.

         6.03 Development Agreement. As a condition to the Closing, Buyer and Seller will negotiate in good faith a mutually acceptable agreement for the exploration and development of the undeveloped Brazos Leases, and the WGMA Leases, including the Additional WGMA Leases (the "Development Agreement"). Among other provisions, to be negotiated and agreed upon by the parties, the Development Agreement shall provide:

         (a) The lands subject to the Development Agreement shall be operated pursuant to the terms of a mutually acceptable form of Operating Agreement naming Reata Oil and Gas Corporation as Operator (the "Operating Agreement").

         (b) Payout shall be on a well-by-well basis with respect to each proration unit or pooled unit then authorized or prescribed by statewide or special field rules, as the case may be, for the reservoir in which the first well is completed and which includes all or a portion of any of the non-productive leases described above (the "Unit"). Payout shall occur on the first day of the month following the date on which the gross proceeds of production actually received by Operator from the Unit, less (i) applicable production taxes or severance taxes; and less (ii) all royalties, overriding royalties, and other payments out of production which as of the Effective Time burden the Leases included in the Unit; and less any overriding royalty reserved by Seller under this Agreement, shall equal the costs incurred by Operator in drilling, testing, completing, equipping and operating the first well completed for production on said Unit, which costs shall be calculated in accordance with the accounting procedure attached to the Operating Agreement. If prior to completion of the first well on a Unit for production, a prior well is commenced, but is not completed for production, but is plugged and abandoned, then the costs of such a well shall be included in the amounts to be recovered for payout to occur. It is the intent of the parties hereto that only the costs, as set out above, incurred in connection with the initial well drilled on a Unit shall be used in the calculation of payout of a well. No such costs incurred in any subsequent operations within the Unit, including but not limited to the drilling of additional wells within the Unit, reworking or redrilling of the initial well, or drilling of additional horizontal laterals within said well, whether undertaken prior to or subsequent to the payout of a well, shall be counted in the calculation of the payout of a well.

         (c) As additional consideration for the sale and purchase of the non-producing leases described above, Buyer will pay to Operator for the account of Seller, on a well-by-well basis, an amount equal to five percent (5%) of all of the costs incurred by Operator in drilling, testing, completing, and initially equipping the initial well completed for production or plugged and abandoned on each Unit, limited, however, to one hundred ten percent (110%) of such costs as shown on the AFE approved by Buyer for each such well, proportionately reduced to Buyer's operating interest in such well.

         (d) As further additional consideration for the sale and purchase of the non-producing leases described above, Buyer will pay to Operator for the account of Seller, on a well-by-well basis, an amount equal to three and three quarters percent (3.75%) of all of the costs incurred by Operator in drilling, testing, completing, and initially equipping and operating the initial well completed for production or plugged and abandoned on each Unit which includes all or a portion of the WGMA Leases

The foregoing Sub-Sections 6.03(b) and 6.03(d) shall have no application to any well or Unit comprised in whole or in part of the Brazos Leases.

                                  ARTICLE VII

                          ASSIGNMENT AND BILL OF SALE

         7.01 Assignment and Bill of Sale. As a condition to the Closing, Buyer and Seller will negotiate in good faith a mutually acceptable assignment and bill of sale (the "Assignment"), which shall be made with a general warranty of title, limited, however, to return of the Purchase Price allocable to the Asset or the portion thereof with respect to which there is a failure of title. SELLER SHALL MAKE NO WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THE MERCHANTABILITY OF ANY OF THE PERSONAL PROPERTY AND EQUIPMENT RELATED TO THE ASSIGNED INTERESTS OR THEIR FITNESS FOR ANY PURPOSE, BUYER HAVING SATISFIED ITSELF AS TO THE CONDITION OF SAME, AND BUYER AGREEING THAT IT ACCEPTS THE SAME "AS IS, WHERE IS, WITH ALL FAULTS."

         7.02 Reserved Overriding Royalty. With respect to the WGMA Leases, including the Additional WGMA Leases, if the net revenue for any of the WGMA Leases is eighty percent (80%) or greater, then Seller shall reserve in the Assignment an overriding royalty equal to five percent (5%) of 8/8 proportionately reduced to the interest assigned to Buyer and proportionately reduced to the extent that any of the WGMA Leases covers less than the entire oil and gas leasehold estate in the lands covered thereby. If the net revenue for any of the WGMA Leases is less than eighty percent (80%), then Seller shall reserve an overriding royalty equal to the difference between twenty-five percent (25%) and existing lease burdens at the Effective Time, proportionately reduced as described above. With respect to the Brazos Leases, Seller shall reserve an overriding royalty equal to the difference, if any, between twenty-five percent (25%) and lease burdens existing at the Effective Time, proportionately reduced as described above. Notwithstanding the foregoing, Seller's reserved overriding royalty shall be reduced to the extent necessary so that Buyer receives not less than a seventy-five percent (75%) net revenue interest in each of the leases, proportionately reduced as described above, unless the net revenue for any lease was, at the Effective Time, seventy-five percent (75%) or less, in which case Seller will assign the lease at its existing net revenue interest. In no event shall Seller retain an overriding royalty on any lease in excess of 5% of 8/8ths, proportionately reduced as set out above.

                                  ARTICLE VIII

                             CONDITIONS OF CLOSING

         8.01 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver of Seller, of the following condition:

         (a) All representations and warranties of Buyer in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing.

         8.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver by Buyer, of the following conditions:

         (a) all representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and satisfied all agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing.

         (b) there shall have been no material adverse change in the physical condition of the properties and no event, unremedied or unwaived, shall have occurred which causes a material reduction in the value of the Assets considered as a whole, since the date of this Agreement, excluding, however, any reduction in value as a result of changes in the sales price of oil and or gas.

         8.03 Conditions to Obligations of Both Parties. The obligations of Seller and Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver by both parties, of the following conditions:

         (a) There shall not be pending or instituted, threatened or proposed, any action or proceeding by or before any court, administration agency, or any other person, challenging or complaining of, or seeking to collect damages or other relief in connection with the transactions contemplated by this Agreement.

         (b) no state or federal statute, rule, regulation or action shall exist or shall have been adopted or taken and no judicial or administrative decision shall have been entered (whether on a preliminary or final basis), that would prohibit, restrict or delay the consummation of the transactions contemplated by this Agreement or make the payments due hereunder illegal.

         (c) Seller shall have reached agreement with the holders of the Liens reflected on the attached Exhibit C concerning the liquidated amount to be deposited in escrow by Buyer for each at the Closing, and each holder of the Liens shall have deposited in escrow a release of their respective claims, in a form satisfactory to Buyer, all as more particularly described in
                 Section 3.03 above.

         (d) Buyer and Seller shall have agreed upon the terms of a mutually acceptable Development Agreement and Operating Agreement, as provided for in Section 6.03 above, and a mutually acceptable Assignment as provided for in Section 7.01 above.

                                  ARTICLE  IX

                                    CLOSING

         9.01 Date of Closing. Subject to the conditions stated in this Agreement, the consummation of the transactions contemplated by this Agreement (the "Closing") shall be held on January 10, 1996, at 9:00 a.m., or in such other date as the parties shall agree in writing. Said date, if amended, shall be referred to as the "Closing Date." Provided, however, if on the Closing Date, either or both of the following conditions (called the "Delayed Closing Conditions") exist with respect to any Asset(s), then the Closing shall occur only with respect to all Asset(s) not affected by either of the Delayed Closing Conditions. Delayed Closing Conditions exist if: (i) an Asset is affected by a Defect which Seller has elected to cure, but the Defect has not been cured to Buyers satisfaction on the Closing Date; or (ii) an Asset is affected by a Defect and on the Closing Date Buyer and Seller have been unable to reach agreement about the value of the Defect. The Closing with respect to the remaining Asset(s), being those affected by Delayed Closing Conditions, shall be held on January 31, 1996 (the "Delayed Closing Date"). If there is a Delayed Closing Date, then the Closing with respect to those Assets shall take place in the same manner and with the same effect as if the Closing had occurred on the Closing Date.

         9.02 Place of Closing. The Closing shall be held at the offices of Seller, 1303 FM 2818 E, College Station, Texas, or at such other place as Buyer and Seller may agree upon in writing.

         9.03 Closing Obligations. At the Closing the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

         (a) Seller shall execute, acknowledge and deliver to the Buyer (in sufficient counterparts to facilitate recording) the Assignment. If any Assets are subject to Delayed Closing Conditions, then the Assignment with respect to the affected Assets shall be delivered on the Delayed Closing Date.

         (b) Seller and Buyer shall execute, acknowledge and deliver, each to the other, an original counterpart of (i) the Operating Agreement described in Section 6.03(a);

                 (ii) the Development Agreement described in Section 6.03; and the Assignment described in Section 7.01.

         (c) Buyer shall make payment of the Purchase Price to Seller. If any Assets are subject to Delayed Closing Conditions, then the Purchase Price with respect to those Assets shall be paid on the Delayed Closing Date.

         (d) Seller and Buyer shall execute and deliver a settlement statement (the "Preliminary Settlement Statement") prepared by Seller that shall set forth the Preliminary Amount (as hereinafter defined) and each adjustment and the calculation of such adjustments used to determine such amount. The term "Preliminary Amount" shall mean the Purchase Price adjusted as provided in Section 2.03 using for such adjustments the best information then available.

                                   ARTICLE X

                       POST-CLOSING RIGHTS, OBLIGATIONS

                               AND INDEMNITIES

         10.01 Post-Closing Adjustments. Within sixty (60) days after the Closing, Seller shall make available to Buyer all accounting records necessary for Buyer to prepare, in accordance with this Agreement, a statement (the "Final Settlement Statement") setting forth each adjustment or payment which was not finally determined as of the Closing and showing the calculation of such adjustments. As soon as practicable after the receipt of the Final Settlement Statement, Seller shall deliver to Buyer a written report containing any changes which Seller proposes be made to the Final Settlement Statement. The parties shall undertake to agree with respect to the amounts due pursuant to such post- closing adjustment no later than one-hundred twenty (120) days after the Closing Date. If such post-closing adjustment has not been agreed to within one-hundred eighty (180) days after the Closing Date, either party may seek to enforce any rights it claims hereunder. The date upon which such agreement is reached or upon which the Adjusted Purchase Price is established, shall be referred to as the "Final Settlement Date." In the event that (i) the Adjusted Purchase Price is more than the Preliminary Amount, Buyer shall deliver to Seller or to Seller's account the amount of such difference in immediately available funds; or (ii) the Adjusted Purchase Price is less than the Preliminary Amount, Seller shall deliver to Buyer or to Buyer's account the amount of such difference in immediately available funds. Payment by Buyer or Seller shall be made within ten (10) days of the Final Settlement Date.

         10.02 Indemnification by Seller. Seller agrees to indemnify and hold Buyer harmless from and against any and all Claims and Environmental Claims (each as hereinafter defined) of any nature arising out of the ownership, use, sale, condition or operation of the Assets accruing, occurring or existing before the Effective Time, except as otherwise provided herein.

         10.03 Assumption of Obligations and Indemnification. From and after the Closing, Buyer assumes and agrees to timely pay and perform, and to indemnify and hold Seller harmless from and against, Buyer's proportionate share of all duties, obligations, and liabilities relating to the ownership, use or operation of the Assets after the Effective Time, including, without limitation, (i) express or implied covenants and obligations relating to the Assets provided for in any agreements affecting the Assets; (ii) expenses and costs of plugging and abandoning wells and the restoration of well or operation sites located on lands included in the Assets, all in accordance with the applicable laws, regulations and contractual provisions; and (iii) Environmental Claims.

         10.04 Claims. For the purposes of this Agreement, and particularly this Article X, "Claims" shall mean all demands, claims, actions, causes of action, judgments, assessments, losses, liabilities, damages, (including, but not limited to, actual, consequential, incidental, exemplary, punitive, and statutory) and costs (including reasonable attorney's fees and all other litigation expenses), whether known or unknown, asserted or unasserted, founded in contract or tort, and whether statutory or common-law.

         10.05 Environmental Claims. For the purposes of this Agreement, and particularly this Article X, "Environmental Claims" shall mean any loss, liability, claims, fines, expenses, costs (including attorney's fees and expenses) and causes of action caused by or arising out of any federal, state or local laws, rules, orders and regulations applicable to any Waste Material or Hazardous Substances on or included with the Assets for the presence, disposal, release or threatened release of waste material or hazardous substance from the Leases and other Assets into the atmosphere or into of upon land or any water course or body of water, including ground water, whether or not attributable to Seller's activities or the activities of Seller's officers, employees or agents, or to the activities of Buyer, or Buyer's officers, employees or agents or to the activities of any third parties, including liability for voluntary environmental response actions undertaken pursuant to the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") or any other federal, state or local law. For purposes of this Agreement, "Waste Material" shall mean any substance harmful to the atmosphere, land, water courses, bodies of water, or groundwater that does not come within the definition of "Hazardous Substance." "Hazardous Substance" shall mean the following: (1) any "hazardous waste" or "solid waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sections 6901, et seq.) ("RCRA"), and regulations promulgated thereunder; (2) any "hazardous substance" being "released" in "reportable quantity" as such terms are defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 69601, et seq.) ("CERCLA"), and regulations promulgated thereunder, (3) asbestos; (4) polychlorinated biphenyls; (5) area foraldehyde insulation; (6) "hazardous chemicals" or "extremely hazardous substances," in quantities sufficient to require reporting, registration, notification and/or special treatment or handling under the Emergency Planning and Community Right-To-Know Act of 1986 (42 U.S.C. Sections 11001, et seq.) ("EPCRA"), and regulations promulgated thereunder; (7) any "hazardous chemicals" in levels that would result in exposures greater than those allowed by permissible exposure limits established pursuant to the Occupational Safety and Health Act of 1970 (29 U.S.C. Sections 651, et seq.) ("OSHA"), and regulations promulgated thereunder; (8) any substance which requires reporting, registration, notification, removal, abatement and/or special treatment, storage, handling or disposal under Section 6, 7 and 8 of the Toxic Substance Control Act (15 U.S.C. Sections 2601, et seq.) ("TSC"), and regulations promulgated thereunder; (9) any toxic or hazardous substances described in Occupational Safety and Health Standards (29 C.F.R. Sections 1910.1000, et seq.) in levels which would result in exposures greater than those allowed by the permissible exposure limits pursuant to such regulations; (10) the contents of any storage tanks, whether above or below ground, including, without limitation, refined petroleum products, gasoline, diesel, used oil, and their constituents; (11) associated equipment related to those materials described in clauses (1) through (10) of this definition; (12) any "pollutant" as defined by the Federal Water Pollution Act (33 U.S.C. Sections 1251, et seq.); and (13) any "air pollutant" as defined by the Federal Clean Air Act (42 U.S.C. Sections 7401, et seq.) as such laws are in effect as of the Closing Date. For the purpose of this Agreement "Applicable Environmental Laws" shall mean the statutes identified in clauses (1), (2), (6), (7), (8), (12) and (13) of the Texas Water Code, the Texas Solid Waste Disposal Act and similar laws and regulations promulgated thereunder.

                                   ARTICLE XI

                                  TERMINATION

         11.01 Right of Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

         (a)     By mutual consent of the parties.

         (b) By either party if the Closing shall not have occurred by February 2, 1996.

         (c) By either Seller or Buyer if the Conditions to the Closing described for that party in Article VIII have not been satisfied or waived at the time of the Closing with respect to the Assets affected by the Closing.

         (d) By Buyer in the event that before the Closing, Buyer demonstrates that there is an existing Environmental Claim affecting the Assets, which Seller has not remedied or caused to be remedied.

Notwithstanding the foregoing provisions concerning termination, neither party shall exercise any right of termination pursuant to this Section 11.01 if the event giving rise to such termination right shall be due to the willful failure of such party to perform or observe in any material respect any of the covenants or agreements set forth herein to be performed or observed by such party.

         11.02 Return of Information. If this Agreement is terminated Buyer shall return to Seller all information and material delivered to Buyer by Seller pursuant to the terms of this Agreement.

         11.03 Liabilities Upon Termination. If this Agreement is terminated for any reason or is breached, nothing contained herein shall be construed to limit Seller's or Buyer's legal or equitable remedies including, without limitation, damages for the breach or failure of any representation, warranty, covenant or agreement contained herein and the right to enforce specific performance of this Agreement.

         11.04 Effect of Termination. If this Agreement is terminated, as provided above, this Agreement shall become void and of no further force or effect.

                                  ARTICLE XII

                                 MISCELLANEOUS

         12.01 Expenses. Except as otherwise specifically provided in this Agreement, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same, including, without limitation, legal and accounting fees, costs and expenses.

         12.02 Notices. All notices and communications required or permitted under this Agreement shall be in writing and shall be effective when delivered addressed as follows:

                 If to Seller:
                 ------------

                 Shield Petroleum Incorporated
                 1303 FM 2818 E.
                 College Station, Texas 77840
                 Attn: Ray Powell
                 (409) 696-0481 (Fax)


                 If to Buyer:
                 -----------

                 Hugoton Energy Corporation
                 301 N. Main, Suite 1900
                 Wichita, Kansas 67202
                 Attn: Floyd Wilson
                 (316) 269-6870 (Fax)

Either party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

         12.03 Amendment and Waiver. This Agreement may not be altered or amended, nor any rights hereunder be waived, except by an instrument in writing executed by the party or parties to be charged with such amendment or waiver. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

         12.04 Assignment. Neither Seller nor Buyer may assign any portion of its rights or delegate any portion of its duties or obligations under this Agreement without the prior written consent of the other party.

         12.05 Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

         12.06 Entire Agreement. This Agreement (including Exhibits hereto) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. No material representation, warranty, covenant, agreement, promise, inducement or statement, whether oral or written, has been made by Seller or Buyer and relied upon by the other that is not set forth in this Agreement or in the instruments referred to herein, and neither Seller nor Buyer shall be bound by or liable for any alleged representation, warranty, covenant, agreement, promise, inducement or statement not so set forth.

         12.07 Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

         12.08 Arbitration. Notwithstanding any other provision herein to the contrary, all claims, demands, disputes, controversies and differences in connection with this Agreement that may arise between the parties to this Agreement shall be settled by arbitration as set forth herein. Such arbitration shall be governed by the provisions of the Texas General Arbitration Act, Article 224, et seq., of the Revised Civil Statutes of Texas. Either party may make a demand for arbitration concerning a controversy that has arisen that is subject to this Agreement by delivering written notice thereof to the other parties. The parties hereto may agree upon one (1) arbitrator, but in the event that they cannot so agree within ten (10) days after a demand for arbitration has been made, then there shall be three (3) arbitrators, one named in writing by each of the parties within fifteen (15) days after demand for arbitration is made, and the third to be chosen by the two (2) arbitrators so named. Should either party refuse or neglect to join in the appointment of the arbitrators, they shall be appointed in accordance with the provisions of Article 226 of the Revised Civil Statutes of Texas. Any arbitrator so chosen shall be independent and shall not be affiliated in any way with the parties to this Agreement or their agents, accountants or attorneys. All arbitration hearings conducted hereunder shall take place in Brazos County, Texas. All judicial proceedings to enforce any of the provisions hereof and/or any decision or award of the arbitrators or any challenge to the arbitration shall take place in the United States District Court for the Southern District of Texas, Houston Division.

The hearing before the arbitrators of the matter to be arbitrated shall be at the time and place within said county as is selected by the arbitrators. The arbitration hearings shall be held within thirty (30) days after all arbitrators have been appointed. Notice shall be given and the hearing conducted in accordance with the provisions of Articles 228, 229 and 230 of the Revised Civil Statutes of Texas. At the hearing, any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrators. If there is only one (1) arbitrator, his or her decision shall be binding and conclusive on the parties. If there are three (3) arbitrators, the decision of any two (2) shall be binding and conclusive. The arbitrators shall hear and determine the matter and shall execute and acknowledge the award in writing and deliver a copy thereof to each of the parties by registered or certified mail. A judgment confirming the award of the arbitrators may be rendered by the United States District Court for the Southern District of Texas, Houston Division.

         12.09 Survival. The warranties, representations and indemnities of the parties under this Agreement and the right to enforce same shall terminate at the Closing and the delivery of the Assignment except those expressed in Articles 4.01, 4.02, 4.03, 4.04, 5.01, 5.02, 5.03 and 5.04, which shall survive for two (2) years. The warranty, indemnities and assumptions under Articles 7.01, 10.02 and 10.03 shall survive the Closing indefinitely.

         12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.11 Construction of Agreement. In construing this Agreement, the following rules shall apply:

         (a) Captions. No consideration shall be given to the captions, which are inserted only for convenience in locating provisions of this Agreement and not as an aid in its construction.

         (b) Control of Drafting. No consideration shall be given to the fact or presumption that one party has had a greater or lesser hand in drafting this Agreement than any other party.

         (c) Defined Terms. A defined term has its defined meaning everywhere in this Agreement, regardless of whether the term appears before or after the place in this Agreement where the term is defined.

         12.12 Further Assurances. After the Closing, Seller shall execute and deliver or shall otherwise caused to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders, and other documents and do such other and further acts and things as may be reasonably necessary, as may be reasonably requested by Buyer, to more fully and effectively transfer the Assets to the Buyer.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.


                                   SHIELD PETROLEUM INCORPORATED


                                   By:
                                      ---------------------------------
                                            Ray Powell, President


                                   P&M PROPERTIES


                                   By:
                                      ---------------------------------
                                            Ray Powell, General Partner

                                   By:
                                      ---------------------------------
                                            Ken Martin, General Partner


                                   EAGLE OIL & GAS CO.


                                   By:
                                      ---------------------------------
                                            Pat Bolin, President


                                   HUGOTON ENERGY CORPORATION


                                   By:
                                       ---------------------------------
                                   Printed Name:
                                                 -----------------------
                                   Title:
                                          ------------------------------

                                 EXHIBIT "A-1"

                                 BRAZOS LEASES

An undivided 25% interest in the following described Oil and Gas Leases and no less than a 75% Net Revenue Interest in each such lease,with the exception of Lease Nos. 61, 62, 63, 64, 65 and 66 (all of which comprise the Kathleen Unit described below in B.7.), in which no less than 70% Net Revenue Interest shall be delivered, pursuant to the terms of the foregoing Purchase and Sale Agreement.

A.       OIL AND GAS LEASES:

1. Oil, Gas, and Mineral Lease dated May 12, 1993, between William S. Thornton, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1855, Page 161, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

2. Oil, Gas, and Mineral Lease dated May 12, 1993, between Billy M. Payne, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1855 Page 156, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

3. Oil, Gas, and Mineral Lease dated May 12, 1993, between John M. Lawrence, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1855 Page 151, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

4. Oil, Gas, and Mineral Lease dated May 12, 1993, between Lucille Dougherty, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1855 Page 146, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

5. Oil, Gas, and Mineral Lease dated May 12, 1993, between Jay Don Watson, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1855 Page 166, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

6. Oil, Gas, and Mineral Lease dated May 12, 1993, between Mills Prentice Walker Trust, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1879 Page 231, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

7. Oil, Gas, and Mineral Lease dated December 15, 1992, corrected by Correction of and Amendment to Oil and Gas Lease dated January 25, 1993, but effective December 15, 1992, between Jean Walton Vilas, joined pro forma by her husband, John R. Vilas, and John Walton Vilas, as Lessor, and Shield Petroleum Incorporated, as Lessee, a Memorandum of Lease is recorded in Volume 1672, Page 346, and Memorandum of Correction of and Amendment to Oil and Gas Lease is recorded in Volume 1778, Page 72 of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

8. Oil, Gas, and Mineral Lease dated December 15, 1992, between Jean Walton Vilas, joined pro forma by her husband, John R. Vilas, and John Walton Vilas, as Lessor, and Shield Petroleum Incorporated, as Lessee, a Memorandum of Oil and Gas Lease is recorded in Volume 1680, Page





_______________________________
Exhibit "A-1" - Page 1

         176, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

9. Oil, Gas, and Mineral Lease dated December 15, 1992, between Jean Walton Vilas, joined pro forma by her husband, John R. Vilas, and John Walton Vilas, as Lessor, and Shield Petroleum Incorporated, as Lessee, a Memorandum of Oil and Gas Lease is recorded in Volume 2062, Page 139, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

10. Oil, Gas, and Mineral Lease dated February 4, 1993, between Adell Jericho, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 206, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

11. Oil, Gas, and Mineral Lease dated February 4, 1993, between Richard C. Jericho and wife, Doris Jericho, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 200, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

12.      Oil, Gas, and Mineral Lease dated September 15, 1993, between Fletcher
         L. Pool, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1933, Page 261, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

13. Oil, Gas, and Mineral Lease dated January 3, 1994, between Thomas Brooks Moore, R. Michael Moore, and Grace Moore Payne, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2003, Page 276, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

14. Oil, Gas, and Mineral Lease dated March 17, 1993 between Thomas R. Saving, et ux, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1798, Page 198, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

15. Oil, Gas, and Mineral Lease dated February 11, 1993 between Ann L. Wallace, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1754, Page 266, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

16. Oil, Gas, and Mineral Lease dated March 11, 1993 between Storm Associates, a Texas partnership, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1798, Page 201, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

17. Oil, Gas, and Mineral Lease dated March 17, 1994, between Bambi Lookabaugh Hill, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2098, Page 288, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

18. Oil, Gas, and Mineral Lease dated March 17, 1994, between Robert A. Morrow, Trustee of Elizabeth L. Morrow Marital Trust, as Lessor, and Shield Petroleum Incorporated, as Lessee,





_______________________________
Exhibit "A-1" - Page 2
         recorded in Volume 2098, Page 292, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

19. Oil, Gas, and Mineral Lease dated May 24, 1993, between Thomas Brooks Moore, R. Michael Moore, and Grace Moore Payne, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1807, Page 144, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

20. Oil, Gas and Mineral Lease dated January 20, 1993, between Evie H. Sorsby, Inc., as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 197, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

21. Oil, Gas and Mineral Lease dated January 22, 1993, between Dora May Langford, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1700, Page 238, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

22. Oil, Gas and Mineral Lease dated January 26, 1993, between Carson V. Baker, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1754, Page 260, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

23. Oil, Gas and Mineral Lease dated January 26, 1993, between Gregor Vernon Baker, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 191, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

24.      Oil, Gas and Mineral Lease dated January 26, 1993, between Gwendolyn
         R. Williams, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1743, Page 113, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

25. Oil, Gas and Mineral Lease dated February 4, 1993, between Donald Carey, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1728, Page 1, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

26. Oil, Gas and Mineral Lease dated February 4, 1993, between Marilyn McWhorter, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1728, Page 4, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

27. Oil, Gas and Mineral Lease dated February 4, 1993, between Clyde W. Carey, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1743, Page 101, of the





_______________________________
Exhibit "A-1" - Page 3

         Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

28. Oil, Gas and Mineral Lease dated February 4, 1993, between James & Wilma Carey, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 203, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

29. Oil, Gas and Mineral Lease dated February 4, 1993, between Lonnie Carey, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1743, Page 104, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

30. Oil, Gas and Mineral Lease dated February 4, 1993, between Margaret F. Carey, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 209, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

31. Oil, Gas and Mineral Lease dated February 4, 1993, between Melvin E. & Carolyn Sue Carey, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 212, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

32. Oil, Gas and Mineral Lease dated February 4, 1993, between Juanita Jones, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1727, Page 345, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

33. Oil, Gas and Mineral Lease dated February 4, 1993, between Ruby Joy, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1727, Page 348, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

34. Oil, Gas and Mineral Lease dated February 10, 1993, between William Giles & Jennifer McCredie Adkins, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1754, Page 257, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

35. Oil, Gas and Mineral Lease dated February 10, 1993, between Caroline Elizabeth Florence, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1743, Page 107, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

36. Oil, Gas and Mineral Lease dated February 10, 1993, between Pamela Gray & Jarvis Holland Porter, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1754, Page 263, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.





_______________________________
Exhibit "A-1" - Page 4

37. Oil, Gas and Mineral Lease dated February 10, 1993, between Marianne & Stephen S. Roop, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1743, Page 110, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

38.      Oil, Gas and Mineral Lease dated February 4, 1993, between Constance
         Beltrand, as Lessor,   and Shield Petroleum Incorporated,   as Lessee,
         recorded in Volume 1981, Page 227, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

39. Oil, Gas and Mineral Lease dated February 4, 1993, between Thomas Beltrand, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1981, Page 223, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

40. Oil, Gas and Mineral Lease dated February 4, 1993, between Marilyn & Jeffrey McWhorter, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1981, Page 231, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

41. Oil, Gas and Mineral Lease dated March 17, 1994, between Lynn Waters Hickey, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2139, Page 176, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

42. Oil, Gas and Mineral Lease dated March 17, 1994, between James A. Waters, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2122, Page 302, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

43. Oil, Gas and Mineral Lease dated March 17, 1994, between Shannon Marie Wallace Johnson Chamberlain, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2122, Page 298, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

44. Oil, Gas and Mineral Lease dated March 17, 1994, between Kimberly Waters Tubb, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2141, Page 50, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

45. Oil, Gas and Mineral Lease dated August 25, 1994, between Robert Ewing Armstrong and William Norwood Armstrong, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2203, Page 58, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

46. Oil, Gas and Mineral Lease dated March 17, 1994, between Peri Lookabaugh Weaks, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2243, Page





_______________________________
Exhibit "A-1" - Page 5

         179, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

47. Oil, Gas and Mineral Lease dated December 6, 1994, between Pauline W. Buckley, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 344, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

48. Oil, Gas and Mineral Lease dated December 9, 1994, between Sellers Boynton Rogers, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 342, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

49. Oil, Gas and Mineral Lease dated December 6, 1994, between Ralph H. Wallace, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 338, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

50. Oil, Gas and Mineral Lease dated December 9, 1994, between Stell Rogers Campbell, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 332, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

51. Oil, Gas and Mineral Lease dated December 9, 1994, between William H. Rogers, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 330, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

52. Oil, Gas and Mineral Lease dated December 9, 1994, between Clare Rogers Geuy, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 334, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

53. Oil, Gas and Mineral Lease dated December 9, 1994, between Lucy Shevenell, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2280, Page 1, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

54. Oil, Gas and Mineral Lease dated December 9, 1994, between Katharine Lindow, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 348, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

55. Oil, Gas and Mineral Lease dated December 9, 1994, between Richard Hinton Rogers, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 346, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.





_______________________________
Exhibit "A-1" - Page 6

56. Oil, Gas and Mineral Lease dated December 9, 1994, between Edgar M. Guild, Attorney- in- Fact for Rosa Rogers Guild, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 311, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

57. Oil, Gas and Mineral Lease dated December 9, 1994, between Ruth Moses Easterly, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 340 and Ratification and Amendment to Oil and Gas Lease recorded in Volume 2279, Page 317, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

58. Oil, Gas and Mineral Lease dated December 9, 1994, between Leslie Rogers, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 336, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

59. Oil, Gas and Mineral Lease dated December 12, 1994, between The Sons of the Republic of Texas, a non- profit organization, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2294, Page 212, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

60. Oil, Gas and Mineral Lease dated December 9, 1994, between The University of Georgia Foundation, a non- profit organization, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2319, Page 56, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

61. 117.50 acres, more or less, in the Robert Millican Survey, A-42, being all of the lands described in the Oil, Gas and Mineral Lease dated February 6, 1978, recorded in Volume 30, Page 294 of the Oil & Gas Lease Records of Brazos County, Texas, as amended by instruments recorded in Volume 1036, Page 115, of the Official Records of Brazos County, Texas, from First National Bank of Navasota, Trustee, as Lessor, to Randall S. Shawell, as Lessee, being all of the lands described therein LESS AND EXCEPT that portion included within the areal confines of the Daleco Resources Terrell Gas Unit No. 3 as created by instruments recorded in Volume 675, page 156 of the Records of Brazos County, Texas, as amended.

62. 214.22 acres, more or less, in the Robert Millican Survey, A-42, being all of the lands described in the Oil, Gas and Mineral Lease dated April, 26, 1983 from T.T. Walton, Sr. Trust et al, as Lessor, to Dov Amir and Louis Erlich, as Lessee, recorded in Volume 672, Page 584 of the Deed Records of Brazos County, Texas, as amended, AND, Oil, Gas and Mineral Lease dated April 26, 1983 from William J. Terrell et ux, as Lessor, to Daleco Resources, as Lessee, recorded in Volume 86, Page 362 of the Oil & Gas Records of Brazos County, Texas, as amended, said leases covering 545.22 acres, more fully described therein, LESS AND EXCEPT that portion included within the areal confines of the Daleco Resources Terrell Gas Unit No. 3 as created by instrument recorded in Volume 675, Page 156 of the Records of Brazos County, Texas, as amended.





_______________________________
Exhibit "A-1" - Page 7

63. 336.3 acres, more or less, being designated as Tract 1 in each of said leases, described in the Robert Millican Survey, A-42, and the J. D. Millican Survey, A-41, as being all of the lands described in the Oil, Gas and Mineral Lease dated February 6, 1978 from William J. Terrell, Independent Executor and Trustee under the Will of J.P. Terrell, Deceased, et al, as Lessor, to Randall S. Shawell, as Lessee, recorded in Volume 30, Page 302 of the Oil & Gas Records of Brazos County, Texas, as amended, said lease covering 1,652.16 acres, more or less, AND, Oil, Gas and Mineral Lease dated February 6, 1978 from Mary S. Terrell, as Lessor, to Randall S. Shawell, as Lessee, recorded in Volume 30, Page 441 of the Oil & Gas Lease Records of Brazos County, Texas, as amended, said lease covering 1,652.16 acres, more or less.

64. Oil, Gas and Mineral Lease dated July 15, 1977, between Harry H. Moore and wife, Louise Moore, as Lessors, and Randall S. Shawell, as Lessee, recorded in Volume 27, Page 356, of the Real Property Records of Brazos County, Texas, as such lease may have been amended by instruments of record in the office of the County Clerk of Brazos County, Texas: insofar only as such lease covers and includes the following lands:

                 a. 815.73 acres of land, more or less, out of the Robert Millican Survey, A-42, Brazos County, Texas, and being all of that certain 1043.73 acres of land, more or less, described as (1) Tract 1, First Tract, containing 290.00 acres: (2) Tract 1, Second Tract, containing 22 acres; (3) Tract 1, Third Tract, containing 208 acres; (4) Tract 2, Second Tract, containing 303-1/3 acres; (5) Tract 2, Third Tract, containing 125 acres; and (6) Tract 3, First Tract, containing 95.4 acres; as described in that certain Deed dated December 31, 1969, from Robert T. Moore, Individually and as Trustee, and L. C. Frede and wife, Joyce Ann Frede, as Grantors, to H. H. Moore and wife, Louise T. Moore, as Grantee, recorded in Volume 283, Page 104, of the Deed Records of Brazos County, Texas; SAVE AND EXCEPT from said 1043.73 acres that certain 228 acres of land, more or less, described in the Daleco Resources-Terrell Gas Unit No. 3, Gas Unit Designation, recorded in Volume 675, Page 156, as amended in Volume 681, Page 724, of the Deed Records of Brazos County, Texas; leaving a net
                          815.73 acres of land.

                 b. 170 acres, more or less, described as Second Tract in Tract 3 as described in that certain Deed dated December 31, 1969, from Robert T. Moore, Individually and as Trustee, and L. C. Frede and wife, Joyce Ann Frede, as Grantors, to H. H. Moore and wife, Louise
                          T. Moore, as Grantee, recorded in Volume 283, Page 104, of the Deed Records of Brazos County, Texas.





_______________________________
Exhibit "A-1" - Page 8

                 c. 146 acres, more or less, described as First Tract in Tract 2 in that certain Deed dated December 31, 1969, from Robert T. Moore, Individually and as Trustee, and L. C. Frede and wife, Joyce Ann Frede, as Grantors, to H. H. Moore and wife, Louise T. Moore, as Grantee, recorded in Volume 283, Page 104, of the Deed Records of Brazos County, Texas.

65. Oil, Gas and Mineral Lease dated February 6, 1978, between William J. Terrell, Independent Executor and Trustee under the will of J. P. Terrell, Deceased; and William J. Terrell Independent Executor of the Estate of Ruth L. Terrell, Deceased, as Lessor, and Randall S. Shawell, as Lessee, recorded in Volume 30, Page 302, of the Real Property Records of Brazos County, Texas, as such lease may have been amended by instruments of record in the office of the County Clerk of Brazos County, Texas; insofar only as such lease covers the following described lands:

                 a. 381.6 acres, more or less, out of and a part of the Robert Millican Survey, A-42, being the same lands described as Tracts No. 1, 2, 3 and 4, containing
                          95.4 acres each, in deed dated July 12, 1940 from J.
                          P. Terrell, Executor of Estate of E. H. Terrell, deceased, to J. P. Terrell, recorded in Volume 104, Page 126, Deed Records, Brazos County, Texas.

                 b. 167-1/3 acres, more or less, out of and a part of the Robert Millican Survey, A-42, being the same lands described in deed dated March 17, 1925, from Mrs. S.H. Monroe, to J.P. Terrell recorded in Volume 66, Page 438, Deed Records, Brazos County, Texas, SAVE AND EXCEPT, for 25 acres in the Terrell Gas Unit No. 3 described in the Gas Unit Designation recorded in Volume 675, Page 156, Deed Records, Brazos County, Texas.

66. Oil, Gas and Mineral Lease dated February 6, 1978, between Mary S. Terrell, as Lessor, and Randall S. Shawell, as Lessee, recorded in Volume 30, Page 441, of the Real Property Records of Brazos County, Texas, as such lease may have been amended by instruments of record in the office of the County Clerk of Brazos County, Texas; insofar only as such lease covers the following described lands:

                 173 acres, more or less, out of and a part of the Robert Millican Survey, A-42, more particularly described as Tract No. 2 in that certain deed dated July 12, 1940, executed by J. Percy Terrell, Executor of the Estate of E.H. Terrell, Deceased, to Mary Terrell, recorded in Volume 104, Page 129, Deed Records, Brazos County, Texas, to which reference is here made for descriptive purposes.





_______________________________
Exhibit "A-1" - Page 9

67. Oil, Gas and Mineral Lease dated March 17, 1994, between Cathey Waters Hall, as Lessor and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2436, Page 308, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.

68. Oil, Gas and Mineral Lease dated February 4, 1993, between Mary Martin, as Lessor and Shield Petroleum Incorporated, as Lessee, recorded in Volume 1719, Page 194, of the Real Property Records of Brazos County, Texas, to which reference is here made for all purposes.



B.       PRODUCING UNITS:

         The following producing units which consist of all or portions of leases described above:

1.       Vilas No. 1 Gas Unit:

         All those lands included in the Vilas No. 1 Gas Unit, as described in that certain First Amended Designation of Pooled Unit, dated February 23, 1994, recorded in Volume 2043, Page 246, Real Property Records of Brazos County, Texas.

2.       Jericho-Vilas No. 1 Gas Unit:

         All those lands included in the Jericho-Vilas No. 1 Gas Unit, as designated in that certain Designation of Pooled Unit, dated December 15, 1993, recorded in Volume 1990, Page 161, Real Property Records of Brazos County, Texas.

3.       Vilas-Moore No. 1 Gas Unit:

         All those lands included in the Vilas-Moore No. 1 Gas Unit, as designated in that certain Designation of Pooled Unit, dated February 23, 1994, recorded in Volume 2043, Page 253, Real Property Records of Brazos County, Texas.

4.       Moore No. 1-H Gas Unit:

         All those lands included in the Moore No. 1-H Gas Unit, as designated in that certain Designation of Unit, dated October 26, 1995, recorded in Volume 2470, Page 217, Real Property Records of Brazos County, Texas.

5.       Walton O.L. No. 1-H Gas Unit:





_______________________________
Exhibit "A-1" - Page 10

         All those lands included in the Walton O.L. No. 1-H Gas Unit, as designated in that certain Designation of Pooled Unit, dated June 26, 1995, recorded in Volume 2379, Page 146, Real Property Records of Brazos County, Texas.

6.       Westlands No. 1-H Gas Unit:

         All those lands included in the Westlands No. 1-H Gas Unit, as designated in that certain Designation of Pooled Unit, dated March 30, 1989, recorded in Volume 1112, Page 712, Real Property Records of Brazos County, Texas.

7.       Kathleen O.L. No. 1-H Gas Unit:

         All those lands included in the Kathleen O.L. No. 1-H Well Unit, as designated in that certain Designation of Pooled Unit, dated May 4, 1995, recorded in Volume 2346, Page 60, Real Property Records of Brazos County, Texas.

8.       T.J.M. O.L. No. 1 Gas Unit:

         All those lands included in the T.J.M. O.L. No. 1-H Gas Unit, as designated in that certain Designation of Pooled Unit, dated June 26, 1995, recorded in Volume 2379, Page 154, Real Property Records of Brazos County, Texas.

C.       ALLEN FARMS OL NO 1-H EXCEPTION:

         SAVE AND EXCEPT 1005.18 acres of land included in the Allen Farm OL #1-H Unit described in that certain assignment of Undivided interest in Oil and Gas Lease between Reata Oil and Gas Corp. And Shield Petroleum Incorporated as assignor and Chesapeake Operating, Incorporated, as assignee, dated December 5, 1995 recorded in Volume 2499, Page 234, Real Property Records of Brazos County, Texas.





_______________________________
Exhibit "A-1" - Page 11

                                EXHIBIT "A-2"

PRODUCING BRAZOS COUNTY TEXAS WELLS:

1.      Vilas No. 1 Well

2.      Jericho-Vilas No. 1 Well

3.      Vilas-Moore No. 1 Well

4.      Moore No. 1-H Well

5.      Walton O.L. No. 1-H Well

6.      Westland No. 1-H Well

7.      Kathleen O.L. No. 1-H Well

8.      T.J.M. O.L. No. 1 Well



_______________________
Exhibit "A-2" - Page 1

                                EXHIBIT "A-3"

A.     JOINT OPERATING AGREEMENTS:

1. Joint Operating Agreement dated May 21, 1993, between Reata Oil & Gas Corp., as Operator and Carl W. Winfrey, et al, as Non-Operator, covering leases in Brazos, Washington, Grimes and Montgomery Counties, Texas.

2. Joint Operating Agreement dated May 16, 1994 between Reata Oil & Gas Corp., as Operator and Cheasapeake operating, Inc., as Non-Operator, covering the Moore 3121.923 acre lease in Brazos County, Texas.

3. Joint Operating Agreement dated June 10, 1994, between Reata Oil & Gas Corp., as Operator and Chesapeake Operating, Inc., as Non-Operator, covering the Moore #1-H unit leases in Brazos County, Texas.

4. Joint Operating Agreement dated June 10, 1994, between Reata Oil & Gas Corp., as Operator and Chesapeake Operating, Inc., as Non-Operator, covering the T.J.M. #1-H, Dallum OL #1-H, Big Creek OL #1-H and Allen Farm OL #1-H unit leases in Brazos County, Texas.

5. Joint Operating Agreement dated September 13, 1994, between Reata Oil & Gas Corp., as Operator and Chesapeake Operating, Inc. as Non-Operator, covering the Westlands #1-H unit leases in Brazos County, Texas.

6. Joint Operating Agreement dated April 19, 1995, between Reata Oil & Gas Corp., as Operator and Chesapeake Operating, Inc., as Non-Operator, convering the Kathleen OL #1-H unit leases in Brazos County, Texas.

7. Joint Operating Agreement dated April 19, 1995, between Reata Oil & Gas Corp., as Operator and Miller Energy, Ltd. as Non-Operator, covering leases in Brazos, Washington, Grimes and Montgomery Counties, Texas.

8. Joint Operating Agreement dated May 25, 1995, between Reata Oil & Gas Corp., as Operator and Bronco Petroleum, L.C., as Non-Operator, covering leases in Brazos, Washington, Grimes and Montgomery Counties, Texas.

B.     GAS PURCHASE CONTRACTS:

1. Gas Purchase Contract dated March 4, 1993, between Shield Petroleum Incorporated and GPM Gas Services Company covering the Vilas #1 Well.

2. Gas Purchase Contract dated August 31, 1994, between Shield Petroleum Incorporated and GPM Gas Sevices Company covering the Moore #1-H Well.

3. Gas purchase Contract dated November 29, 1994, between Shield Petroleum Incorporated and Aquila Southwest Pipeline Corporation covering the Westlands #1-H Well.

4. Comprehensive Gas Purchase Contract dated February 6, 1995, between Shield petroleum Incoporated and GPM Gas Services company, covering all of the wells and lands described in the preceding Exhibit A-1.

                                 EXHIBIT "A-4"

All personal property, equipment and fixtures located upon the following described lands:

1.     Vilas No. 1 Gas Unit:
       All those lands included in the Vilas No. 1 Gas Unit, as described in that certain First Amended Designation of Pooled Unit, dated February 23, 1994, recorded in Volume 2043, Page 246, Real Property Records of Brazos County, Texas.

2.     Jericho-Vilas No. 1 Gas Unit:
       All those lands included in the Jericho-Vilas No. 1 Gas Unit, as designated in that certain Designation of Pooled Unit, dated December 15, 1993, recorded in Volume 1990, page 161 Real Property Records of Brazos County, Texas.

3.     Vilas-Moore No. 1
       Gas Unit: All those lands included in the Vilas-Moore No. 1 Gas Unit, as designated in that certain Designation of Pooled Unit, dated February 23, 1994, recorded in Volume 2043, Page 253, Real Property Records of Brazos County, Texas.


4.     Moore No.1-H Gas Unit:
       All those lands included in the Moore No. 1-H Gas Unit, as designated in that certain Designation of Pooled Unit, dated June 26, 1995, recorded in Volume 2379, Page 146, Real Property Records of Brazos County, Texas.

5.     Walton O. L. No. 1-H Gas Unit:
       All those lands included in the Walton O.L. No. 1-H Gas Unit, as designated in that certain Designation of Pooled Unit, dated June 26, 1995, recorded in Volume 2379, Page 146, Real Property Records of Brazos County, Texas.

6.     Westlands No. 1-H Gas Unit:
       All those lands included in the Westlands No. 1-H Gas Unit, as designated in that certain Designation of Pooled Unit, dated March 30, 1989, recorded in volume 1112, Page 712, Real Property Records of Brazos County, Texas.

7.     Kathleen O.L. No. 1-H Unit:
       All those lands included in the Kathleen O.L. No. 1-H Well Unit, as designated in that certain Designation of Pooled Unit, dated May 4, 1995, recorded in Volume 2346, Page 60, Real Property Records of Brazos
       County, Texas.

8.     T.J.M. O.L. No. 1 Gas Unit:
       All those lands included in the T.J.M. O.L. No. 1-H Gas Unit, as designated in that certain Designation of Pooled Unit, dated October 26, 1995, recorded in Volume 2470, Page 217, Real Property Records of
       Brazos county, Texas.

                                  EXHIBIT "B"

An undivided 50% before payout and 46.25% after payout interest in the following described Oil and Gas Leases, and no less than a 75% Net Revenue Interest in all of said leases, pursuant to the terms of the foregoing Purchase and Sale Agreement.


                            MONTGOMERY COUNTY, TEXAS

1. Oil, Gas and Mineral Lease dated January 27, 1995, between Lucy B. Grissom, a widow, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514937 and Microfilm No. 051-00-0144 , of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

2. Oil, Gas and Mineral Lease dated January 27, 1995, between James C. Grissom, Individually and as Agent for Thomas C. Grissom, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514940 and Microfilm No. 051-00-0151, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

3.       Oil, Gas and Mineral Lease dated February 1, 1995, between Otis Henry,
         as Lessor, and Shield Petroleum Incorporated,   as Lessee, recorded in
         File No. 9514936 and Microfilm No. 051-00-0141 of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

4. Oil, Gas and Mineral Lease dated February 1, 1995, between Kalantzakis Family Partnership, L.L.C., as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514943 and Microfilm No. 051-00-0169, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

5. Oil, Gas and Mineral Lease dated February 1, 1995, between Joseph Henry, Jr., as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514942 and Microfilm No. 051-00-0165, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

6. Oil, Gas and Mineral Lease dated February 7, 1995, between Bybee W. Weisinger, dealing with his separate property, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514934 and Microfilm No. 051-00-0130, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

7. Oil, Gas and Mineral Lease dated February 7, 1995, between Charles R. Harrison and wife, Katherine W. Harrison, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514931 and Microfilm No. 051-00-0114, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.





__________________________
Exhibit  "B"  - Page 1

8. Oil, Gas and Mineral Lease dated February 8, 1995, between James Pinkney Brown, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514930 and Microfilm No. 051-00-0111, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

9. Oil, Gas and Mineral Lease dated February 8, 1995, between A. Wynne Brown, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514933 and Microfilm No. 051-00-0127, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

10. Oil, Gas and Mineral Lease dated February 11, 1995, between S. W. Yarborough and wife, Linda E. Yarborough, Individually and on behalf of and dba TOKI PROPERTIES, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514935 and Microfilm No. 051-00-0134, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

11. Oil, Gas and Mineral Lease dated February 21, 1995, between Risher Randall and wife, Fairfax C. Randall, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514929 and Microfilm No. 051-00-0102, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

12. Oil, Gas and Mineral Lease dated March 1, 1995, between Louise Green and husband, Earl Green, Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519626 and Microfilm No. 056-00-1743, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

13. Oil, Gas and Mineral Lease dated March 1, 1995, between Edwin Yargo, Jr. and wife, Joeann Yargo, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519623 and Microfilm No. 056-00-1734, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

14. Oil, Gas and Mineral Lease dated February 24, 1995, between Wayne Ketkoski and wife, Sandra Ketkoski, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519629 and Microfilm No. 056-00-1756, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

15. Oil, Gas and Mineral Lease dated March 1, 1995, between Leo L. Medley, and wife, Rebecca Herron Medley, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519624 and Microfilm No. 056-00-1737, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

16. Oil, Gas and Mineral Lease dated February 24, 1995, between Leon J. Ketkoski, Jr. and wife, Kelleyane Ketkoski, Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519628 and Microfilm No. 056-00-1749, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.





__________________________
Exhibit  "B"  - Page 2

17. Oil, Gas and Mineral Lease dated February 24, 1995, between Wanda Ketkoski Nesmith, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519630 and Microfilm No. 056-00-1763, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

18. Oil, Gas and Mineral Lease dated March 8, 1995, between Edna Marie Moriarty, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519627 and Microfilm No. 056-00-1746, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

19. Oil, Gas and Mineral Lease dated March 1, 1995, between Elbie Y'Barbo, and wife, Dorothy Y'Barbo, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519622 and Microfilm No. 056-00-1731, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

20. Oil, Gas and Mineral Lease dated February 21, 1995, between Risher Randall, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9514932 and Microfilm No. 051-00-0118, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

21. Oil, Gas and Mineral Lease dated March 1, 1995, between Eloise Watson Garrett and husband, Robert M. Garrett, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519618 and Microfilm No. 056-00-1716, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

22. Oil, Gas and Mineral Lease dated March 1, 1995, between Reba Watson Hawkins and husband, Thomas C. Hawkins, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519617 and Microfilm No. 056-00-1713, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

23. Oil, Gas and Mineral Lease dated March 1, 1995, between Patsy Watson Hemenway et vir George Hemenway, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519616 and Microfilm No. 056-00-1710, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

24. Oil, Gas and Mineral Lease dated March 1, 1995, between Marvin H. Watson, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519615 and Microfilm No. 056-00-1707, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes

25. Oil, Gas and Mineral Lease dated March 1, 1995, between Gladys Brown Watson, Odis William Watson, Jr., Warren Wade Watson, Larry Randolph Watson and Timothy Wayne Watson, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519621 and Microfilm No. 056-00-1728, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.





__________________________
Exhibit  "B"  - Page 3

26. Oil, Gas and Mineral Lease dated March 1, 1995, between Christine Pratt and husband, Charles M. Pratt, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519632 and Microfilm No. 056-00-1774, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

27. Oil, Gas and Mineral Lease dated March 1, 1995, between Donald Ray Yargo, Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519625 and Microfilm No. 056-00-1740, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

28. Oil, Gas and Mineral Lease dated March 10, 1995, between Hayne J. Sheffield and wife, Patricia L. Sheffield, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519631 and Microfilm No. 056-00-1770, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

29. Oil, Gas and Mineral Lease dated March 28, 1995, between Cecil A. Whitley Individually and as Attorney-in-fact for Eva Lora Whatley, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519619 and Microfilm No. 056-00-1720, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

30. Oil, Gas and Mineral Lease dated April 1, 1995, between Joseph Henry, Jr. as Agent and Attorney-in-fact for Lloyd Nauls et al, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9519620 and Microfilm No. 056-00-1725, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

31. Oil, Gas and Mineral Lease dated March 1, 1995, between Harold D. Watson and wife, Clara Watson, Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No.9526479 and Microfilm No.064-00-2380, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

32. Oil, Gas and Mineral Lease dated March 15, 1995, between Faye Bookman Metzler, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No.9526477 and Microfilm No.064-00-2372, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

33. Oil, Gas and Mineral Lease dated March 15, 1995, between Lavonne Kooken, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No.9526478 and Microfilm No.064-00-2376, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

34. Oil, Gas and Mineral Lease dated February 1, 1995, between Amelia Moriarty, et al, as Lessor, and Shield Petroleum Incorporated, as Lessee, unrecorded and Memorandum of Oil and Gas Lease recorded in File No. 9526476 and Microfilm No.064-00-2367, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.





__________________________
Exhibit  "B"  - Page 4

35. Oil, Gas and Mineral Lease dated May 18, 1995, between W. S. Weisinger, Jr., Ind. & as Trustee of Diane H. Silverman & Thomas W. Hunter, Test. Trusts, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No.9533157 and Microfilm No.073- 00-1088, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

36. Oil, Gas and Mineral Lease dated April 12, 1995, between Winifred Ann Spencer, Ind. & as A/F for Lillian B. Weisinger, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No.9533158 and Microfilm No.073-00-1101, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

37. Oil, Gas and Mineral Lease dated May 23, 1995, between John Earl Weisinger, Ind. Executor of Estate of Mildred W. Riddell, Deceased, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No.9533156 and Microfilm No.073-00-1075, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

38. Oil, Gas and Mineral Lease dated April 3, 1995, between David H. Murdock, dba International Mining Company, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No.9533155 and Microfilm No.073-00-1061, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

39. Oil, Gas and Mineral Lease dated July 15, 1995, between Risher Randall and wife, Fairfax C. Randall, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9559564 and Microfilm No.106-00-0923, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

40. Oil, Gas and Mineral Lease dated March 15, 1995, between Amelia McComb, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9559565 and Microfilm No.106-00-0932, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

41. Oil, Gas and Mineral Lease dated July 31, 1995, between Alton Hues, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 9559563 and Microfilm No.106-00-0918, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.


                              GRIMES COUNTY, TEXAS

42. Oil, Gas and Mineral Lease dated January 18, 1995, between Thomas P. Reidy and wife, Leanna Reidy, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 774, Page 795, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

43. Oil, Gas and Mineral Lease dated March 7, 1995, between William S. Leigh and wife, Karen H. Leigh, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded under





__________________________
Exhibit  "B"  - Page 5

         File No. 133984 in Volume 782, Page 582, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

44. Oil, Gas and Mineral Lease dated March 9, 1995, between Charles I. Kaplan, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 133983 in Volume 782, Page 578, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

45. Oil, Gas and Mineral Lease dated March 9, 1995, between Richard D. Handy, Jr., Individually and as Trustee of the Mary Alice Handy Trust, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 133978 in Volume 782, Page 557, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

46. Oil, Gas and Mineral Lease dated March 9, 1995, between George S. Heyer, Jr., Henri L. Tallichet and George S. Tallichet, as Lessors, and Shield Petroleum Incorporated, as Lessee, a Memorandum of Lease is recorded under File No. 133981 in Volume 782, Page 567, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

47. Oil, Gas and Mineral Lease dated March 9, 1995, between, Jerry D. Jackson and wife, Deborah G. Jackson, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 133979 in Volume 782, Page 560, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

48. Oil, Gas and Mineral Lease dated March 9, 1995, between, Joseph Hogue, Jr. and wife Reba N. Hogue, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 134936 in Volume 787, Page 560, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

49. Oil, Gas and Mineral Lease dated March 9, 1995, between John Dean Nantz and wife Yasuko Nantz, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 134995 in Volume787, Page 751 &754, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

50. Oil, Gas and Mineral Lease dated March 9, 1995, between, Jessie Nantz, Jr. and wife, Iris B. Nantz, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 134937 in Volume 787, Page 563, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

51. Oil, Gas and Mineral Lease dated March 13, 1995, between, Lorraine M. DeBose, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 133980 in Volume 782, Page 563, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

52. Oil, Gas and Mineral Lease dated April 11, 1995, between Marion Floyd Podraza, as Lessor, and Yegua Oil & Gas Co., as Lessee, recorded in File No.134305 and Volume





__________________________
Exhibit  "B"  - Page 6

         784, Page 257, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

53. Oil, Gas and Mineral Lease dated April 12, 1995, between Thomas Lee Podraza, as Lessor, and Yegua Oil & Gas Co., as Lessee, recorded in File No.134306 and Volume 784, Page 261, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

54. Oil, Gas and Mineral Lease dated April 12, 1995, between Clara Christine Podraza Klawinsky, as Lessor, and Yegua Oil & Gas Co., as Lessee, recorded in File No.134307 and Volume 784, Page 265, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

55. Oil, Gas and Mineral Lease dated April 18 1995, between James Matthew Podraza, as Lessor, and Yegua Oil & Gas Co., as Lessee, recorded in File No.134308 and Volume 784, Page 269, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

56. Oil, Gas and Mineral Lease dated January 16, 1995, between Willie Raglin, Jr. by Power of Attorney for Will F. Raglin & wife, Robbie Raglin, as Lessors, and Yegua Oil & Gas Co., as Lessee, recorded in File No.131843 and Volume 772, Page 401, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

57. Oil, Gas and Mineral Lease dated January 13, 1995, between W. E. Kreitz and Delores M. Kreitz, as Lessors, and Yegua Oil & Gas Co., as Lessee, recorded in File No.133360 and Volume 779, Page 652, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

58. Oil, Gas and Mineral Lease dated January 17, 1995, between John Baranowski and Joan Baranowski, as Lessors, and Yegua Oil & Gas Co., as Lessee, recorded in File No.131408 and Volume 770, Page 248, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

59. Oil, Gas and Mineral Lease dated April 3, 1995, between David H. Murdock, dba International Mining Company as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No.135957 and Volume 792, Page 405, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

60. Oil, Gas and Mineral Lease dated June 20, 1995, between Benny Lewis and wife, Annette Lewis, Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 139183 and Volume 808, Page 25, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

61. Oil, Gas and Mineral Lease dated October 6, 1995, between Florence M. Stoneham, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 139182 and





__________________________
Exhibit  "B"  - Page 7

         Volume 808, Page 17, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

62. Oil, Gas and Mineral Lease dated October 6, 1995, between John Oscar Stoneham, III, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No.139178 and Volume 807, Page 836, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

63. Oil, Gas and Mineral Lease dated October 6, 1995, between Stoneham Company, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 139180 and Volume 808, Page 01, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

64. Oil, Gas and Mineral Lease dated October 6, 1995, between John Haynie Stoneham, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 139179 and Volume 807, Page 844, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

65. Oil, Gas and Mineral Lease dated October 6, 1995, between Florence M. Stoneham Company, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 139181 and Volume 808, Page 09, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.

66. Oil, Gas and Mineral Lease dated October 6, 1995, between Josh Bryant Stonehman Trust, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 139177 and Volume 807, Page 828, of the Real Property Records of Grimes County, Texas, to which reference is here made for all purposes.


                       GRIMES/MONTGOMERY COUNTIES, TEXAS

67. Oil, Gas and Mineral Lease dated December 30, 1994, between William P. Thomas, Jr., as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 767, Page 815, of the Real Property Records of Grimes County, Texas, and recorded in File No. 9514941 and Microfilm No. 051-00-0154, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.

68. Oil, Gas and Mineral Lease dated February 1, 1995, between Imperial Oil Company, dba Imperial Oil Company of California, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 774, Page 802, of the Real Property Records of Grimes County, Texas, and recorded in File No. 9519611 and Microfilm No. 056-00-1684, of the Real Property Records of Montgomery County, Texas to which reference is here made for all purposes.

69. Oil, Gas and Mineral Lease dated January 12, 1995, between Vivian Walker, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded Volume 774, Page 786, of the Real Property Records of Grimes County, Texas, and recorded in File No. 9519614 and





__________________________
Exhibit  "B"  - Page 8

         Microfilm No. 056-00-1698, of the Real Property Records of Montgomery County, Texas to which reference is here made for all purposes.

70. Oil, Gas and Mineral Lease dated February 20, 1995, between Joy M. Montgomery, and Robin N. Montgomery, by and through his agent and attorney-in-fact, Joy M. Montgomery, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 133982 in Volume 782, Page 569, of the Real Property Records of Grimes County, Texas, and recorded in File No. 9514928 and Microfilm No. 051-00-0093, of the Real Property Records of Montgomery County, Texas to which reference is here made for all purposes.

71. Oil, Gas and Mineral Lease dated February 9, 1995, between Chipper Ricky Hogue, as Lessor, and Shield Petroleum Incorporated, as Lessee,
         recorded Volume 776,    Page  253, of the Real Property Records of
         Grimes County, Texas, and recorded in File No. 9519613 and Microfilm No. 056-00-1693, of the Real Property Records of Montgomery County, Texas to which reference is here made for all purposes.

72. Oil, Gas and Mineral Lease dated February 9, 1995, between Virginia Ann Ross and husband, Morris Bay, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded Volume 776, Page 258, of the Real Property Records of Grimes County, Texas, and recorded in File No. 9519612 and Microfilm No. 056-00- 1688, of the Real Property Records of Montgomery County, Texas to which reference is here made for all purposes.

73. Oil, Gas and Mineral Lease dated February 21, 1995, between Risher Randall, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 133985 in Volume 782, Page 585, of the Real Property Records of Grimes County, Texas and recorded in File No. 9514946 and Microfilm No. 051-00- 0177, of the Real Property Records of Montgomery County, Texas, to which reference is here made for all purposes.


                            WASHINGTON COUNTY, TEXAS

74. Oil, Gas and Mineral Lease dated November 16, 1994, between Bintliff Properties Limited Partnership, a Texas Limited Partnership, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 771, Page 308, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

75. Oil, Gas and Mineral Lease dated December 13, 1994, between Deseret Trust Company, Trustee for the Olive W. Nielson Living Trust, Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 2888 in Volume 778, Page 586, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

76. Oil, Gas and Mineral Lease dated December 15, 1994, between Zama Blanchard McArthur, Moral Randall McArthur, Jr. and Pamela Blanchard McArthur Neff, Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 2279, Page 313, of





__________________________
Exhibit  "B"  - Page 9
         the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

77. Oil, Gas and Mineral Lease dated January 6, 1995, between Thomas Brooks Moore, R. Michael Moore and Grace Moore Payne, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in Volume 771, Page 297, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

78. Oil, Gas and Mineral Lease dated March 31, 1995, between Glenwood Wendler and Jason Wendler, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded in File No. 3780, Volume 782, Page 661, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

79. Oil, Gas and Mineral Lease dated July 26, 1995, between Thomas P. Duncan, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 6402, Volume 794, Page 81, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

80. Oil, Gas and Mineral Lease dated August 18, 1995, between Florian J. Meleski, Sr. and wife Vivian Meleski, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7930, Volume 799, Page 989, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

81. Oil, Gas and Mineral Lease dated August 19, 1995, between Edward Stempuhowski and wife Mary Ann Stempuhowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7931, Volume 799, Page 992, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

82. Oil, Gas and Mineral Lease dated August 25, 1995, between Alvin Malinowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7943, Volume 800, Page 43, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

83. Oil, Gas and Mineral Lease dated August 25, 1995, between Father John Malinowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, Filed for record on January 9, 1996d under File No. 236 , of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

84. Oil, Gas and Mineral Lease dated August 25, 1995, between Lula V. Elliot, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7923, Volume 799, Page 959, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

85. Oil, Gas and Mineral Lease dated October 17, 1995, between Josephine Petrosky Smith, as Lessor, and Shield Petroleum Incorporated, as Lessee, Filed for record under File No 236, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.





__________________________
Exhibit  "B"  - Page 10

86. Oil, Gas and Mineral Lease dated August 15, 1995, between Bernice S. Shaver, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 7929, Volume 799, Page 986, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

87. Oil, Gas and Mineral Lease dated August 17, 1995, between Jerry J. Gurka and wife, Tracey D. Gurka, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7932, Volume 800, Page 1, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

88. Oil, Gas and Mineral Lease dated August 20, 1995, between Elizabeth Laskowski Mikeska and husband, Frank Mikeska, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7944, Volume 800, Page 47, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

89. Oil, Gas and Mineral Lease dated August 30, 1995, between Julia Derkowski and husband, Albin Derkowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7940, Volume 800, Page 31, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

90. Oil, Gas and Mineral Lease dated September 1, 1995, between Rodney Hanath and wife, Rebecca Hanath, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7942, Volume 800, Page 39, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

91. Oil, Gas and Mineral Lease dated August 30, 1995, between Johnie Hintzel and wife, Ester Hintzel, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7938, Volume 800, Page 24, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

92. Oil, Gas and Mineral Lease dated August 28, 1995, between Jarvis Earl Elliott, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7924, Volume 799, Page 964, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

93. Oil, Gas and Mineral Lease dated August 28, 1995, between Ernestine L. Elliott, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7921, Volume 799, Page 949, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

94. Oil, Gas and Mineral Lease dated August 21, 1995, between Andrew Janukowski, Jr., and wife, Theresa Janukowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7941, Volume 800, Page 35, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

95. Oil, Gas and Mineral Lease dated September 6, 1995, between Olga M. Carroll, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7939,





__________________________
Exhibit  "B"  - Page 11

         Volume 800, Page 28, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

96. Oil, Gas and Mineral Lease dated August 28, 1995, between Cloyce M. Elliott, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7922, Volume 799, Page 954, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

97. Oil, Gas and Mineral Lease dated August 28, 1995, between Andrew H. Elliott, III, Attorney-In-Fact for Anna A. Elliott, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7928, Volume 799, Page 982, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

98. Oil, Gas and Mineral Lease dated August 28, 1995, between Andrew H. Elliott, III, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7926, Volume 799, Page 969, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

99. Oil, Gas and Mineral Lease dated August 21, 1995, between Victoria Bolcerek and husband, Aline Bolcerek and Marie Anderson, as Lessors, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7926, Volume 799, Page 974, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

100. Oil, Gas and Mineral Lease dated August 25, 1995, between Clement Laskowski and wife, Marie Laskowksi, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7927, Volume 799, Page 978, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

101. Oil, Gas and Mineral Lease dated September 15, 1995, between HHR Corporation, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under Volume 802, Page 764, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

102. Oil, Gas and Mineral Lease dated July 13, 1995, between LeRoy Melcher, Sr. and wife, Lucile Melcher, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6574, Volume 794, Page 771, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

103. Oil, Gas and Mineral Lease dated July 13, 1995, between Janice D. Melcher, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6575, Volume 794, Page 775, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

104. Oil, Gas and Mineral Lease dated July 18, 1995, between Mary Gene Mabry Schlenker, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is





__________________________
Exhibit  "B"  - Page 12
         recorded under File No. 6573, Volume 794, Page 767, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

105. Oil, Gas and Mineral Lease dated July 20, 1995, between Josephine Lockhart Reid, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6782, Volume 795, Page 532, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

106. Oil, Gas and Mineral Lease dated July 20, 1995, between Frances Lockhart Jackson, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6783, Volume 795, Page 539, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

107. Oil, Gas and Mineral Lease dated July 18, 1995, between Thomas M. Schlenker, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6576, Volume 794, Page 778, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

108. Oil, Gas and Mineral Lease dated July 20, 1995, between Yorba Oil Company, Ltd., as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under Volume 795, Page 546, and Volume 800, Page 13, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

109. Oil, Gas and Mineral Lease dated July 27, 1995, between V (Five), Inc., as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 6403, Volume 794, Page 87, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

110. Oil, Gas and Mineral Lease dated July 26, 1995, between Ganchan-Rice Partnership, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 7937, Volume 800, Page 21, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

111. Oil, Gas and Mineral Lease dated July 24, 1995, between Bruno J. Cegielski and wife, Regina Cegielski, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6577, Volume 794, Page 781, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

112. Oil, Gas and Mineral Lease dated July 25, 1995, between John Richard Duffy and wife, Theoginia K. Duffy, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6578, Volume 794, Page 784, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

113. Oil, Gas and Mineral Lease dated July 27, 1995, between Johnnie Stegent and wife, Florence Stegent, Johnnie Mark Stegent, Jr., Suzie Klodzinski, Florence Clay, David Stegent, Donovan Pavlock, Shelly Pavlock, Kimberly McGrath, and Marion Stegent, as





__________________________
Exhibit  "B"  - Page 13

         Lessors, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6579, Volume 794, Page 787, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

114. Oil, Gas and Mineral Lease dated August 1, 1995, between Harry L. Faterkowski and wife, Doris M. Faterkowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6784, Volume 795, Page 543, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

115. Oil, Gas and Mineral Lease dated August 2, 1995, between Tom Jankowiak and wife, Eva Jankowiak, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 7936, Volume 800, Page 18, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

116. Oil, Gas and Mineral Lease dated August 8, 1995, between C. J. Wiseniskie and wife, Virigina L. Wiseniske, as Lessor, and Shield Petroleum Incorporated, as Lessee, Memorandum of Lease is recorded under File No. 6781, Volume 795, Page 529, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

117. Oil, Gas and Mineral Lease dated August 22, 1995, between Philip A. Laskowski and wife Susan Laskowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7934, Volume 800, Page 9, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

118. Oil, Gas and Mineral Lease dated August 22, 1995, between Philip A. Laskowski and wife Susan Laskowski, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7933, Volume 800, Page 4, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

119. Oil, Gas and Mineral Lease dated August 29, 1995, between Carolyn Rosenstock-Ellis, as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 7920, Volume 799, Page 943, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

120. Oil, Gas and Mineral Lease dated September 20, 1995, between Bay-Houston Towing Co., as Lessor, and Shield Petroleum Incorporated, as Lessee, recorded under File No. 8095, Volume 800, Page 617, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.

121. Oil, Gas and Mineral Lease dated October 7, 1995, between Johny B. Kopycinski and wife, Riva J. Kopycinski, as Lessor, and Shield Petroleum Incorporated, as Lessee, memorandum of Oil, Gas and Mineral Lease filed for record January 9, 1996 under File No.234__________, of the Real Property Records of Washington County, Texas, to which reference is here made for all purposes.





__________________________
Exhibit  "B"  - Page 14

                             ADDITIONAL WMGA LEASES


                            WASHINGTON COUNTY, TEXAS

122. Oil, Gas and Mineral Lease dated December 28, 1995, between Harper Bryan Trammell 1976 Trust, et al , as Lessor, and Shield Petroleum Incorporated, as Lessee covering the following property:

         Tract One : 61.329 Acres out of the Samuel Gates Survey, Abstract 44 in Washington County, Texas, and being the same tract of land described in a deed from Tomie Bowden to W. Bryan Trammell Jr., dated October 6, 1961, recorded in Vol. 236, Page 229, Deed Records of Washington County, Texas, to which reference is hereby made for more complete description.

         Tract Two: 2,021.644 Acres out of the Samuel Gates Survey, Abstract #44, and the William Gates Survey, Abstract #46, Washington County, Texas, and being the same tract of land described in a Deed from S. R. Buchanan, Jr. et. ux. To W. Bryan Trammell, Jr. Dated August 14, 1961, recorded in Vol. 235, Page 416, Deed Records of Washington County, Texas, to which reference is hereby made for more complete description.

         Tract Three:23.491 Acres out of the Samuel Gates Survey, Abstract 44 in Washington County, Texas and being the same tract of land described in a Deed from S. R. Buchanan, Jr. et. al. to W. Bryan Trammell, Jr., dated August 9, 1961, recorded in Vol. 235, Page 424, Deed Records of Washington County, Texas, to which reference is hereby made for more complete description.

         Tract Four: 74.293 Acres out of the William Gates Survey, Abstract 46 in Washington County, Texas, and being the same tract of land described in a deed from John C. Jackson, Trustee, and W. B. Trammell to W. Bryan Trammell, Jr., and wife, Ann Gordon Trammell, dated July 24, 1967, recorded in Vol. 272, Page 64, Deed Records of Washington County, Texas, to which reference is hereby made for more complete description.

         Tract Five: 351.45 Acres out of the William Gates Survey, Abstract 46, Washington County, Texas, and being the same tract of land described in a Deed from Milton L. Routt, et. ux. To W. Bryan Trammell, Jr., dated September 28, 1961, recorded in Vol. 236, Page 184, Deed Records of Washinton County, Texas, to which reference is hereby made for a more complete description.

123. Oil, Gas and Mineral Lease dated December 7, 1995 between Texas Commerce Bank, Jean Sheesley Barnhart, John M. Sheesley, Jr. and Martha T. Sheesley Co-trustees of the Johanna Moore Sheesley 1989 Trust and the Martha Anne Sheesley 1989 Trust , as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:

         351.689 acres of land, more or less, out of the David Lawerence Survey, A-75, Washington County, Texas, and being the same land described in Deed dated July 13, 1993 from Texas Commerce Bank, Jean Sheesley Barnhart, John M. Sheesley, Jr. and Martha T. Sheesley Co-Trustees of the Johanna Moore Sheesley 1989 Trust and Martha Anne Sheesley 1989 Trust to Alan K. Meinen et ux, Jane Meinen, as recorded in Volume 706, Page 631 of the Deed Records of Washington County, Texas.





__________________________
Exhibit  "B"  - Page 15

124.     Oil, Gas and Mineral Lease dated December 29, 1995, between Sigmund
         L. Koteras and wife, Frances Koteras as Lessors and Shield Petroleum, Incorporated as Lessee, covering the following property:

         116 acres of land, more or less, being a part of and out of the Gibson Kuykendall Survey, A-71 more fully described in a Deed dated November 10, 1947, from Steve Koteras and wife, Wanda Koteras, to Sigmund L. Koteras, recorded in Volume 153, Page 528 of the Deed Records of Washington County, Texas.

125. Oil, Gas and Mineral Lease dated November 10, 1995 between R. P. Ganchan and wife, Mildred D. Ganchan; B. Stephen Rice and wife, Meg Rice; David Hannah, III and wife, Kinsey Hannah; Richard P. Ganchan Jr. as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         49.221 acres of land, more or less, out of the James Stevens Survey, A-101, Washington County, Texas, being the same land described in two
         (2) tracts as follows:

         Tract One: 50.0 acres of land, more or less, being the same land described in Deed dated December 10, 1985 from Thomas L. Matthews To
         R. P. Ganchan, recorded in Volume 524, Page 895 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 1.044 acres of land, more or less, being the same land described in Deed dated November 21, 1962 from Dr. Russell Scott, Jr. et al, to Harvie R. Matthews et ux., recorded in Volume 245, Page 46 of the Deed Records of Washington County Texas; and

         Tract Two: 0.374 acres of land, more or less, being the same land described in deed dated December 10, 1985 from Thomas L. Matthews to
         R. P. Ganchan, recorded in Volume 524, Page 895 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 0.109 acres of land, more or less, being the same land described in Deed dated October 7, 1974 from Thomas L. Matthews to Nick Zientak et ux., recorded in Volume 331, Page 763 of the Deed Records of Washington County, Texas.

126. Oil, Gas and Mineral Lease dated December 30, 1995, between Johnnie Mae Kubeczka Zientek, a widow, as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         Tract One: 40.7 acres of land, more or less, out of the Wm. Munson Survey A-90, located in Washington County, Texas, being the same land described in Deed from Joe Kubeczka and wife, Annie Kubeczka to Johnnie Mae Kubeczka Zientek, A Widow, dated March 27, 1952, recorded in Volume 188, Page 387 of the Deed Records of Washington County, Texas.

         Tract Two: 40.7 acres of land, more or less out of the Wm. Munson Survey A-90, located in Washington County, Texas, being the same land described in deed from Joe Kubeczka and wife, Annie Kubeczka to Johnnie Mae Kubeczka Zientek, a feme sole, dated April 12, 1957, recorded in Volume 211, Page 307 of the Deed Records of Washington County, Texas.

127. Oil, Gas and Mineral Lease dated December 30, 1995 between Lillian Sechelski and husband, Alfred Sechelski as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:





__________________________
Exhibit  "B"  - Page 16

         40.7 acres of land, more or less, being a part of and out of the Wm. Munson Survey, A-90, Being more particularly described in a certain Partition by Joe Kubeczka and wife, Annie Kubeczka recorded in Volume 188, Page 371, dated October 11, 1951 of the Deed Records of Washington County, Texas.

128. Oil, Gas and Mineral Lease dated December 29, 1995 between Betty J. Davis as lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:

         146.134 acres, more or less, located in the Gibson Kuykendall Survey, A-71 and being the same land described in Deed dated April 29, 1968 from Willie Kmiec, et al. To Dr. A. Ross Davis recorded in Volume 276, Page 196 of the Deed Records of Washington County, Texas.

129. Oil, Gas and Mineral Lease dated December 29, 1995 between Leonard E. Addicks and wife, Josephine I. Addicks as lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         146.134 acres, more or less, located in the Gibson Kuykendall Survey, A-71 and being the same land described in Deed dated April 29, 1968 from Willie Kmiec, et al. To Dr. A. Ross Davis recorded in Volume 276, Page 196 of the Deed Records of Washington County, Texas.

130. Oil, Gas and Mineral Lease dated December 28, 1995 between Joyce Matthews McCorkle as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:


         392.684 acres of land, more or less, out of the James Stevens Survey, A-101, Washington County, Texas, Being the same land described in five
         (5) tracts as follows:

         Tract One: 10.767 acres of land, more or less, being the same land described in Deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 313 of the Deed Records of Washington County, Texas; and

         Tract Two: 2.491 acres of land, more or less, being the same land described in deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 318 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 1.005 acres of land, more or less, being the same-land described in Deed dated September 2, 1969 from Southern Pacific Railroad Company to H. R. Matthews, recorded in Volume 294, Page 456 of the Deed Records of Washington County, Texas; and

         Tract Three:170.804 acres of land, more or less, being the same land described in Deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 318 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 10.767 acres of land, more or less, being the same land described in Deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 313 of the Deed Records of Washington County, Texas.

         Tract Four: 50.293 acres of land, more or less, being the same land described in Deed dated March 6, 1971 from Harvie R. Matthews, et al. To LeRoy Melcher recorded in Volume 303, Page 806 of the Deed Records of Washington County, Texas.





__________________________
Exhibit  "B"  - Page 17

         Tract Five: 171.095 acres of land, more or less, and being the same land described in Deed dated March 6, 1971 from Thomas L. Matthews, et al to LeRoy Melcher recorded in Volume 303, Page 809 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 1.044 acres of land, more or less, being the same land described in deed dated December 21, 1962 from Dr. Russell Scott et al. To H. R. Matthews et al., recorded in Volume 245, Page 46 of the Deed Records of Washington County, Texas.

131. Oil, Gas and Mineral Lease dated December 28, 1995 between Daniel Harvie Matthews as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:

         392.684 acres of land, more or less, out of the James Stevens Survey, A-101, Washington County, Texas, Being the same land described in five
         (5) tracts as follows:

         Tract One: 10.767 acres of land, more or less , being the same land described in Deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 313 of the Deed Records of Washington County, Texas; and

         Tract Two: 2.491 acres of land, more or less, being the same land described in deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 318 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 1.005 acres of land, more or less, being the same-land described in Deed dated September 2, 1969 from Southern Pacific Railroad Company to H. R. Matthews, recorded in Volume 294, Page 456 of the Deed Records of Washington County, Texas; and

         Tract Three:170.804 acres of land, more or less, being the same land described in Deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 318 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 10.767 acres of land, more or less, being the same land described in Deed dated October 13, 1980 from Anne Berry Matthews et al. To R. P. Ganchan, recorded in Volume 403, Page 313 of the Deed Records of Washington County, Texas.

         Tract Four: 50.293 acres of land, more or less, being the same land described in Deed dated March 6, 1971 from Harvie R. Matthews, et al. To LeRoy Melcher recorded in Volume 303, Page 806 of the Deed Records of Washington County, Texas.

         Tract Five: 171.095 acres of land, more or less, and being the same land described in Deed dated March 6, 1971 from Thomas L. Matthews, et al to LeRoy Melcher recorded in Volume 303, Page 809 of the Deed Records of Washington County, Texas; LESS AND EXCEPT 1.044 acres of land, more or less, being the same land described in deed dated December 21, 1962 from Dr. Russell Scott et al. To H. R. Matthews et al., recorded in Volume 245, Page 46 of the Deed Records of Washington County, Texas.


132. Oil, Gas and Mineral Lease dated October 12, 1995 between Durward R. Anderson and wife, Margaret J. Anderson as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:





__________________________
Exhibit  "B"  - Page 18

         Tract One : 107.40 acres of land, more or less, lying and being situated in Washington County, Texas, being parts of the Wm. Munson, Simon Miller and Gibson Kuykendall Leagues, being part of the 250.96 acre tract conveyed by J. L. Routt to Ben Theimer by Deed recorded in Volume 161, Page 76, Washington County Deed Records, and being the same property conveyed to Durward R. Anderson by the Texas Veterans' Land Program, dated March 4, 1954, recorded in Volume 198, Page 131, of the Deed Records of Washington County, Texas.

         Tract Two: 48.416 acres of land, more or less lying and being situated in Washington County, Texas, an undivided 1/2 conveyed by Durward L. Anderson and Ruth Anderson to Durward R. Anderson and wife, Margaret Jarvis Anderson, dated October 24, 1975, recorded in Volume 340, Page 201 of the Deed Records of Washington County, Texas; and an undivided 1/2 interest conveyed by Durward L. Anderson and wife, Ruth Miller Anderson to Durward R. Anderson and wife, Margaret Jarvis Anderson by Deed dated January 20, 1976, recorded in Volume 343, Page 72 of the Deed Records of Washington County, Texas; and being the same lands described in the following two deeds:

         1. Willie Hintzel and Mary Hintzel to D. L. Anderson, dated July 3, 1965, recorded in Volume 260, Page 251, of the Deed Records of Washington County, Texas; and

         2. Southern Pacific Transportation Company to D. L. Anderson, dated November 5, 1970, recorded in volume 303, Page 109 of the Deed Records of Washington County, Texas.

133. Oil, Gas and Mineral Lease dated November 1, 1995 between Ruth Miller Anderson as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:


         Tract One: 11.213 acres, more or less, out of and a part of the William Munson Survey, A-90, Washington County, Texas and being the same land described in the certain Deed dated October 27, 1960 from John Lockhart et al to Durward L. Anderson and recorded in volume 232, Page 42 of the Deed Records of Washington County, Texas.

         Tract Two: 19.62 acres, more or less, out of and a part of the Simon Miller Survey A-88 and the William Munson Survey, A-90, Washington county, Texas and being the same land described in that certain Deed dated February 21, 1959 from Lawton Deats to Durward L. Anderson and recorded in Volume 221, Page 291 of the Deed Records of Washington County, Texas.

         Tract Three:3.944 acres, more or less, out of and a part of the Simon Miller Survey A-88, Washington County, Texas and being the same land described in that certain Deed dated July 8, 1967 from A. M. Hernandez to Durward L. Anderson and recorded in volume 271, Page 536 of the Deed records of Washington County, Texas.




                            MONTGOMERY COUNTY, TEXAS

134. Oil, Gas and Mineral Lease dated December 27, 1995 between Sam L. Olson, Jr as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:





__________________________
Exhibit  "B"  - Page 19

         All Lessor's interest in 2,195 acres of land, more or less, in the Francis A. B. Wheeler Survey, A-623, John Wheeler Survey, A-631, James Matthews Survey, A-358, James Bridgeman Survey, A-102, Samuel Grimmett Survey, A- 237, Robert Hutchinson survey, A-276, David Stewart Survey, A-504, Robert P. Stewart Survey, A-474, and Daniel Roper Survey, A-444 Montgomery county, Texas, being the same land described in twelve (12) tracts in deed dated June 23, 1943, from J. V. Scott to Sam L. Olson, recorded in volume 236, Page 105 of the Deed Records of Montgomery County, Texas.


                       WASHINGTON/AUSTIN COUNTIES, TEXAS


135. Oil, Gas and Mineral Lease dated December 30, 1995 between Julian A. Laskowski and Gilbert Laskowski as Lessor, and Shield Petroleum, Incorporated as Lessee, covering the following property:

         51.5 acres of land, more or less, being a part of and out of the F. Grimes Survey, A-51, Washington County, Texas; F. Grimes Survey, A-43, Austin County, Texas; Silas Clark Survey, A-28, Washington County, Texas and the James Stevens Survey, A-101, Washington County, Texas, more fully described in a Deed from Ernest O. Wiesner, et ux to Isidor Laskowski, dated December 19, 1944 and recorded in volume 141, Page 106 of the Deed Records of Washington County, Texas.

136. Oil, Gas and Mineral Lease dated December 28, 1995 between Kathyrine Reese Jones, Martha R. Sterling, and James Reese Jones, Individually and as Agent-In-Fact for Kathyrine Reese Jones Simank and Francis LeGrand Jones Spradley, and Shield Petroleum, Incorporated as Lessee, covering the following property:

         Tract One: 232.53 acres, Jas. Stephenson League, Austin County, Texas, and being the same land described in deed dated October 4, 1945 from Mrs. Katherine Reese to Katherine Reese Jones, et vir, recorded at Volume 205, Page 41, Deed Records of Austin County, Texas;

         Tract Two: 283.10 (.20) acres of land out of the James Stephenson League of Austin, County, Texas, and being the same parcel of land cited and described as Tract One (1) in a deed from Kathyrine Reese, a widow, to Kathyrine Reese Jones, dated April 1, 1955, and recorded in volume 219, Page 107, of the Deed Records of Austin County, Texas;

         Tract Three: 0.58 acre tract or parcel of land out of the James Stephenson League, known as the "old Reese Homestead", and being the same land reserved by Kathyrine Reese out of the "first tract" in a deed dated April 1, 1955, to Kathyrine Reese Jones, recorded in Volume 219, Page 107, of the Deed Records of Austin County, Texas;

         Tract Four: 25.30 acres of land out of the James Stevens League, and being located in the Counties of Washington and Austin, State of Texas, being the same land described as the "2nd Tract" in a deed from Kathyrine Reese, a widow to Katherine (Kathyrine) Reese Jones dated April 1, 1955, and recorded in Volume 219, Page 107, of the Deed Records of Austin County, Texas, and in Volume 340, Page 285, of the Deed Records of Washington County, Texas;





__________________________
Exhibit  "B"  - Page 20

         LESS AND EXCEPT THE SURFACE ONLY of that certain 1.4 acre tract as described in deed dated July 12, 1985, from James Reese Jones et al to Troy Byler, recorded in the public records of Austin County, Texas;

         Tract Five: 308.44 acres, more or less out of and a part of F. Grimes Survey, A-43, James Stevens Survey, A- 94, James Stephenson Survey, A-92 and Wm. P. Bird Survey, A-134, Austin County, Texas and being the same land as described in that partition deed dated November 10, 1975 from Martha Reese Sterling et al to Erette Reese Red, as recorded in volume 374, Page 945, of the Deed Records of Austin County, Texas, reference for descriptive purpose only;


         Tract Six: 36.7 acres, more or less out of and a part of the James Stevens Survey, A-94, Austin County, Texas, and being the same land as described in that certain deed dated August 12, 1964, from Mrs H. L. Reese, a feme sole, to Erette Reese Red, as recorded in Volume 276, Page 327, of the Deed Records of Austin County, Texas;

         Tract Seven: That certain 308.41 acre tract of land out of the James Stephenson League and the James Stevens League, Austin County, Texas and being the same land described in Deed from Kathyrine Reese, a widow, to Martha Reese Sterling, dated April 11, 1955, recorded at volume 219, Page 114, Deed Records of Austin County, Texas;

         Tract Eight: That certain 5.77 acres, James Stephenson League, Austin County, Texas, being the same land described in deed from Martha Sterling to Martha Sterling, et al, dated September 30, 1988, recorded at Volume 591, Page 658, Official Records of Austin County, Texas;

         Tract Nine: That certain 7.23 acres, James Stephenson Survey, A-92, Austin County, Texas, being the same land described in deed dated February 3, 1989, from Katie Meleski to Martha Reese Sterling, et al, recorded at Volume 597, Page 727, Official Records of Austin County, Texas;

         Tract Ten: All that certain tract of land situated in Washington county, Texas, on the North prong of Caney Creek being the North part of an 18 acre tact out of the Jas. Stevens League deeded to S. A. Haley;

         Beginning at a stake in the centre of North fork of Caney Creek where the W boundary line of the former Spann tract crosses said creek the old bearing tree disappeared marked X a pecan 20 inches in diameter bearing N. 88 E 16 varas distant;

         THENCE with the West boundary line of said 18 acre tract S. 10 E 246 varas to a stake for corner from which a large red oak 30 inches in dia. Marked X bears N. 29 W 8-1/2 varas and an elm 14 inches in dia marked X bears N. 8 W. 20-3/5 varas distant;

         THENCE N 80 E 151 varas to a stake in the centre of the creek for corner an elm 24 inches dia marked X bears S. 46 W8-4/5 varas distant;

         THENCE up said Creek in the centre thereof with all its meanders N. 10 varas N. 7 W 82.4 varas N. 11-1/2 E41.2 N 60 W 60.5 varas West 23 varas S 69 W153 vrs to beginning containing 9 acres of land; and being the same land described in deed from A. W. Watson to West Telford, dated





__________________________
Exhibit  "B"  - Page 21

         December 15, 1901, recorded at Volume 42, Page 614, Deed Records of Washington County, Texas.


                              AUSTIN COUNTY, TEXAS


137. Oil, Gas and Mineral Lease dated December 30, 1995 between Eugenia Jozwiak, as her separate property; et al, as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         62-3/4 acres, more or less, being a part of and out of the James Stephenson Survey, A-92, described in a Deed from Tony Jaworski, et ux to Edwin Jaworski dated September 24, 1970 and recorded in Volume 322, Page 20 of the Austin County Deed Records.


138. Oil, Gas and Mineral Lease dated December 30,1995 between Clement Laskowski and wife Marie Laskowski as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         Tract One: 4.996 acres of land, more or less, being out of and part of the James Stephenson League, A-92, Austin County, Texas, by executor's deed dated August 3, 1987, from Floyd Jaworski, independent executor of the estate of Edwin Jaworski, deceased to Marie Laskowski, recorded in Volume 568, Page 368 of the Deed Records of Austin County, Texas.

         Tract Two: 4.996 acres of land, more or less, out of and a part of the James Stephenson League, A-92, Austin County, Texas conveyed by Victoria Pitts, by and through her legal guardian, Barbara Calderon to Clem Laskowski, et ux, Marie Laskowski, dated December 20, 1993, recorded in Volume 696, Page 497, of the Deed Records of Austin County, Texas.

138. Oil, Gas and Mineral Lease dated December 30, 1995 between Clement Laskowski and wife, Marie Laskowski as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         Tract One: 5.893 acres of land, more or less, out of and a part of the James Stephenson Survey, A-92, located in Austin County, Texas, more particularly described in partition deed (and referred to in said Partition Deed as "First"), dated September 4, 1981, from Marie Laskowski, et al to Marie Laskowski, joined herein pro forma by her husband, Clem Laskowski, recorded in Volume 448, Pages 784-797, deed records of Austin County, Texas.

         Tract Two:   5.893 acres of land out of the James Stephenson League,
         A-92, lying and being situated in Austin County, Texas, referred to as Tract No. 2 in partition deed, dated September 4, 1981, between Marie Laskowski, Eugenia Jozwiak, Anna Yezak, Vicki Pitts and Florian Jaworski, as joint owners, recorded in Volume 448, Page 784-797; and

         being the same 5.893 acre tract of land out of the James Stephenson League, A-92, Austin County, Texas, conveyed by Victoria Pitts, by and through her legal guardian, Barbara Calderon





__________________________
Exhibit  "B"  - Page 22
         to Clem Laskowski, et ux, Marie Laskowski, dated December 20, 1993, recorded in Volume 696, Page 497, of the Deed Records of Austin County, Texas.

139. Oil, Gas and Mineral Lease dated December 30, 1995 between W. T. Byler, Sr. and wife, Merlene Ann Byler, and W. T. Byler, Sr.as Managing Partner of WTB, Ltd., A Texas Partnership as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         42.349 acres of land, more or less, being part of and out of the F. Grimes One-Quarter League, Abst. No. 43 and James Stevens League, Abst. No. 94, Austin County, Texas, more fully described in Special Warranty Deed dated October 26, 1994 from W. T. Byler and wife Merlene Byler to WTB, Ltd., A Texas Partnership, recorded in Volume 717, Page 368 of the Deed Records of Austin County, Texas.

140. Oil, Gas and Mineral Lease dated December 30, 1995 between W. T. Byler, Sr., and wife Merlene Ann Byler, and W. T. Byler, Sr. as Managing Partner of WTB, Ltd., A Texas Partnership as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         38.178 acres of land, more or less, out of the James Shephenson League, A-92, Austin County, Texas and being out of the northern portion of a 90.567 acre tract described in Deed from E. B. Tieman, et ux, to William C. Liedtke, Jr., dated December 18, 1968, recorded in Volume 306, Page 177, Deed Records, Austin County, Texas, said 38.178 acres being more particularly described as follows:

         BEGINNING at an iron pin and fence corner in the south line of a public road at the Northeast Corner of the 8.04 acre tract conveyed to Willie Saxon by Henry Jaworski;

         THENCE with said road line North 73 degrees 42' East, 393.78' to an iron pin and fence corner at the Northwest Corner of the 256.6 acre tract now or formerly owned by James Lewandoski;

         THENCE with West Line of said tract as fenced South 15 degrees 15' East approximately 2,700' or to a point in the center of Muddy Branch;

         THENCE along said Muddy Branch in a westerly direction to a fence corner, being the Southeast Corner of a 118.226 acre tract described in Deed dated June 14, 1975 from Florian Jaworski, et al, to William Troy Byler and wife, Merlene A. Byler, recorded in Volume 371, Page 951, Deed Records of Austin County, Texas;

         THENCE with said fence North 19 degrees 17' West, 1072.92' to an iron pin and fence corner at the Southwest Corner of the Willie Saxon 8.04 acre tract;

         THENCE North 70 degrees 52' East, 200.53' to the Southeast Corner of said tract;

         THENCE with the East Line of said 8.04 acre tract as fenced North 16 degrees 05' West 317.38'; North 3 degress 55' West 728.91' to the Point of Beginning and containing approximately 38.178 acres of land, less.





__________________________
Exhibit  "B"  - Page 23

141. Oil, Gas and Mineral Lease dated December 30, 1995 between William Troy Byler and wife, Merlene A. Byler as Lessor and Shield Petroleum, Incorporated as Lessee, covering the following property:

         118.226 acres of land, more or less, out of and being a part of the James Stephenson Survey, A-92, Austin County, Texas, and being the same land described in that certain deed dated June 14, 1975, from Florian Jaworski, et al, to William Troy Byler, as recorded in Volume 371, Page 951 of the Deed Records of Austin County, Texas.

142. Oil, Gas and Mineral Lease dated August 19, 1995 covering 174.055 acres of land from Richard Z. Hundley et al. to Lone Star Production Company, Memorandum of Lease recorded in Volume 739, Page 627, of the Official Records of Austin County, Texas.

143. Oil, Gas and Mineral Lease dated August 19, 1995 covering 87.392 acres of land from Erline Sommerfeld, et vir., to Lone Star Production Company, Memorandum of Lease recorded in Volume 739, Page 630 of the Official Records of Austin County, Texas.

144. Oil, Gas and Mineral Lease dated August 19, 1995 covering 49.0 acres of land from Fred Henry Heidemann et ux. to Lone Star Gas Production Company, Memorandum of Lease recorded in Volume 739, Page 633 of the Official Records of Austin County, Texas.

145. Oil, Gas and Mineral Lease dated August 19, 1995 covering 26.055 acres of land from T. Grant Johnson to Lone Star Production Company, Memorandum of Lease recorded in Volume 743, Page 720 of the Official Records of Austin County, Texas.

146. Oil, Gas and Mineral Lease dated November 10, 1995 covering 26.055 acres of land from Richard Lee Hundley, et al. to Lone Star Production Company, Memorandum of Lease recorded in Volume 743, Page 717 of the Official Records of Austin County, Texas.


                              GRIMES COUNTY, TEXAS

147. Oil, Gas and Mineral Lease dated December 29, 1995 between John P. Smith Trust with Alma Smith, Frances Smith Merek et al as Trustees, as Lessors and Shield Petroleum Incorporated as Lessee, covering 438.91 acres, more or less, being out of the M. McIntire Survey, A-41, and the William McIntire Survey, A-40, Grimes County, Texas, and recorded in Volume __________, Page __________ of the Real Property Records of Grimes County, Texas and being the same land as described in Special Warranty Deed dated February 16, 1995 from Alma Lee Smith, Frances Marie Marek, and Jeanette Smith Raines Independent Co-Executors of the Estate of John P. Smith to Alma Lee Smith and Jeanette Smith Raines as Co-Trustees of the John P. Smith Trust dated April 12, 1989 and land described in deed recorded in Volume 232, Page 71. All references herein are in the Deed Records of Grimes County, Texas.

148. Oil, Gas and Mineral Lease dated December 29, 1995 between Alma Smith, dealing in her separate property, as Lessor and Shield Petroleum Incorporated as Lessee, covering 438.91 acres, more or less, being out of the M. McIntire Survey, A-41, and the William McIntire Survey, A-40,





__________________________
Exhibit  "B"  - Page 24

         Grimes County, Texas, and recorded in Volume __________, Page __________ of the Real Property Records of Grimes County, Texas and being the same land as described in Special Warranty Deed dated February 16, 1995 from Alma Lee Smith, Frances Marie Marek, and Jeanette Smith Raines Independent Co-Executors of the Estate of John
         P. Smith to Alma Lee Smith and Jeanette Smith Raines as Co-Trustees of the John P. Smith Trust dated April 12, 1989 and land described in deed recorded in Volume 232, Page 71. All references herein are in the Deed Records of Grimes County, Texas.



149. Oil, Gas and Mineral Lease dated December 29, 1995 between Charles Floyd and wife, Geraldine Floyd, as Lessors and Shield Petroleum Incorporated as Lessee, covering 322.37 acres, more or less, being out of the M. McIntire Survey, A-41, the William McIntire Survey, A-40, and the William McIntire Survey, A-321, Grimes County, Texas, and recorded in Volume __________, Page __________ of the Real Property Records of Grimes County, Texas and covering the following property:

         Tract One: 156.5 acres of land, more or less, being in the Margaret McIntire Survey, Abstract No. 41, as recorded in Volume 110, Page 639, of the Deed Records of Grimes County, Texas.

         Tract Two: 41.00 acres of land, more or less, being in the William McIntire Survey, Abstract No. 40, as recorded in Volume 110, Page 639, of the Deed Records of Grimes County, Texas.

         Tract Three:41.00 acres of land, more or less, being in the William McIntire Survey, Abstract No. 40, as recorded in Volume 137, Page 497, of the Deed Records of Grimes County, Texas.

         Tract Four: 66.42 acres of land, more or less, being in the J. B. Tong Survey, Abstract No. 446, as recorded in Volume 333, Page 447 in the Deed Records of Grimes County, Texas.

         Tract Five: 10.886 acres of land, more or less, being in the William McIntire Survey, Abstract No. 321, as recorded in Volume 796, Page 802, of the Deed Records of Grimes County, Texas.

         Tract Six: 6.774 acres of land, more or less, being in the William McIntire Survey, Abstract No. 321, as recorded in Volume 796, Page 804 of the Deed Records of Grimes County, Texas.


150. Oil, Gas and Mineral Lease dated December 30, 1995 between Angeline McLaurin, dealing in her separate property, as Lessor and Shield Petroleum Incorporated as Lessee, covering 9.12 acres, more or less, being out of the William McIntire Survey, A-321, Grimes County, Texas, and recorded in Volume __________, Page __________ of the Real Property Records of Grimes County, Texas, and the same land as described in Partition Deed dated November 4, 1980 from Lois Finke, Pauline Boehm, Lucille Gerwe and Hilda Nichols to Angeline McLaurin known as Tract #2 of the Agnes Noski Estate Division said deed being recorded in Volume 409, Page 835 of the Deed Records of Grimes County, Texas.

151 Oil, Gas and Mineral Lease dated December 30, 1995 between Cyril S. Adams, Jr., Trustee of the Simone Louise Adams Trust and Trustee of the Susan Michelle Adams Trust, as Lessors and Shield Petroleum Incorporated as Lessee, covering 259.3075 acres, more or less, being out of the





__________________________
Exhibit  "B"  - Page 25

         A. U. Springer Survey, A-405, Grimes County, Texas, and recorded in Volume __________, Page __________ of the Real Property Records of Grimes County, Texas, being the same land as the first tract described in deed from Dora Behrens to C. S. Adams dated August 22, 1950 and recorded in Volume 196, Page 291 of the Deed Records of Grimes County, Texas.

152. Oil, Gas and Mineral Lease dated December 31, 1995 between Mark M. Garnett, Residuary Trust, Carol Garnett, Trustee, as Lessor and Shield Petroleum Incorporated as Lessee, covering 556.657 acres, more or less, being out of the M. McIntire Survey, A-41, Grimes County, Texas, and recorded in Volume ___________, Page __________ of the Real Property Records of Grimes County, Texas, covering the following property:

         556.657 acres of land, more or less, located in the Margaret McIntire Survey Abstract No. 41 and being part of a 629 acre tract of land described in deed dated August 31, 1954 from John O. Stoneham to Mark
         M. Garnett, recorded in Volume 220, Page 627, of the Deed Records of Grimes County, Texas. SAVE AND EXCEPT 34.706 acres of land, more or less, in the Margaret McIntire Survey Abstract No. 41, and being the same land described in a gift deed dated January 4, 1982 from Mark M. Garnett et ux, to Carol Garnett recorded in Volume 437, Page 331, of
         the Deed Records of Grimes County, Texas.   SAVE AND EXCEPT 37.637
         acres of land, more or less, being in the Margaret McIntire League Abstract No. 41 and being the same land, described in a gift deed dated January 4, 1982 from Mark M. Garnett et ux, to Linda Garnett Elkins recorded in Volume 437, Page 334, of the Deed Records of Grimes County Texas. Leaving a net acreage of 556.657 acres of land from the original 629 acre tract.

153. Oil, Gas and Mineral Lease dated December 31, 1995 between Pauline Reedy Freeman, Individually and as Attorney-in-Fact for Roy E. Freeman, as Lessor and Shield Petroleum Incorporated as Lessee, covering 753.033 acres, more or less, being out of the William McIntire Survey, A-40, Grimes County, Texas, and recorded in Volume __________ , Page _________ of the Real Property Records of Grimes County, Texas and being the same property described in Deed dated April 1, 1974 from Paul E. Bice, Trustee to Howard G. Singer, Trustee, recorded in Volume 320, Page 793 of the Deed Records of Grimes County, Texas.





__________________________
Exhibit  "B"  - Page 26

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

         Reference is made to that certain Purchase and Sale Agreement dated December 28, 1995 (the "Purchase and Sale Agreement"), between Shield Petroleum Incorporated and P&M Properties, as Sellers, and Hugoton Energy Corporation, as Buyer, covering certain oil and gas leases and wells in Brazos County, Texas (the "Brazos Leases") and certain oil and gas leases in Washington, Grimes, Montgomery, and Austin Counties, Texas (the "WGMA Leases").

         Sellers and Buyer desire to amend the terms of the Purchase and Sale Agreement to (i) correct Article 1.03 to provide for a sale to Buyer of a 46.25% interest in the WGMA Leases after payout as therein provided; to (ii) to add to Article 7.01 a provision for the return of the purchase price allocable to any Asset on which there is a failure of title within 90 days of such failure of title; and (iii) to delete from Exhibit "A-1" attached to the Purchase and Sale the oil and gas lease numbered "45." from Robert Ewing Armstrong, dated August 25, 1994, and recorded in Volume 2203, Page 58, of the Real Property Records of Brazos County, Texas (the "Armstrong Lease").

         Now therefore, for adequate consideration, Sellers and Buyer do hereby amend the Purchase and Sale Agreement as follows:

         1. Article 1.03 is hereby amended to delete, in the second and third line of said article, the words "and an undivided forty-two and one half percent (42.5%), after Payout," and substitute in their place the following: "and an undivided forty-six and one-quarter percent (46.25%), after Payout,".

         2. Article 7.01 is hereby amended to add at the end of the paragraph the following: "Sellers agree that they shall return to Buyer, within ninety (90) days of any failure of title to any Asset, the purchase price or the portion thereof which is allocable to the Asset."

         3.      Exhibit "A-1" is hereby amended to delete the Armstrong Lease.

         Except as hereby amended, the Purchase and Sale Agreement shall continue in full force and effect under the terms thereof.

         Executed this 10th day of January, 1996



                                        SHIELD PETROLEUM INCORPORATED



                                        By:
                                           -----------------------------------
                                        Ray Powell, President

                         P&M PROPERTIES, A TEXAS GENERAL PARTNERSHIP



                         By:
                             ---------------------------
                             Ray Powell, General Partner



                         By:
                             ---------------------------
                             Ken Martin, General Partner





                         HUGOTON ENERGY CORPORATION



                         By:
                             ---------------------------
                             Floyd Wilson, President

                                  EXHIBIT C

                                    LIENS


1. Deed of Trust dated September 29, 1995, executed by Shield, as mortgagor, in favor of Fidelity Bank, N.A., University Park, Texas, as mortgagee, recorded in Volume 2457, Page 128-157 of the Real Property Records of Brazos County, Texas, covering the Brazos County producing wells described in the preceding Exhibit A-1.

2. Security Interest of Eagle Oil & Gas Co. ("Eagle") claimed under Letter Agreement dated December 13, 1994, as amended by letter dated July 26, 1995, between Eagle and Reata Oil and Gas Corp., securing certain reimbursement rights of Eagle and certain options to participate, in the WGMA Leases described in the preceding Exhibit B.

                                 EXHIBIT "D"


            ASSIGNMENT OF UNDIVIDED INTEREST IN OIL AND GAS LEASES

        For valuable consideration, the receipt and sufficieny of which is
hereby acknowledged,      (Name of Assignor)        . ("Assignor"), whose
mailing address is ________________________________________, does hereby assign and convey unto HUGOTON ENERGY CORPORATION ("Assignee"), whose mailing address is 301 N. Main, Suite 1900, Wichita, Kansas 67202, subject to the terms of this
Assignment, an undivided    (state fractional interest)      interest in the
Oil and Gas Leases described in Exhibit "A" (the "Leases"), made a part hereof for all purposes, together with a similar interest in all personal property and equipment used or obtained in connection therewith.

        Assignor reserves an overriding royalty interest equal to the
difference, if any, between     (state formula for overriding royalty
reservation)       of 8/8 of the oil, gas and, if applicable, other minerals
produced and saved from the lands covered by the Leases. Said overriding royalty interest shall be free of all costs and expenses of exploration, development and operation of Leases, but shall bear its proportionate share of taxes. Said overriding royalty interest shall apply to any renewals or extensions of the Leases which may be taken by Assignees or its successors or assign within one year form termination of the Leases. If the Leases covers less than the full interest in the lands described therein and covered by this Assignment, then said overriding royalty interest shall be proportionately reduced.

        The interest assigned herein is subject proportionately to the following:

        (a) All royalty, overriding roalty and other Lease burdens of record, as of the date of this Assignment, in Brazos County, Texas, affecting the assigned premises;

        (b) The terms and conditions of all existing orders, rules, and regulations of Federal, State, and other governmental agencies having jurisdiction;

        (c) Any valid and subsisting oil, casinghead gas and gas sales contracts and agreements, insofar and only insofar as the same are pertinent or relate to the property and interest conveyed herein.

        (d)     The terms and conditions contained in that certain Letter
Agreement dated       (state date of letter agreement)   , between Assignor and
Assignee.

        Assignor specifically warrants and agrees to defend the title to the Leases against the claims and demands of all persons claiming the same or any part thereof, limited to the consideration paid by Assignee for such portion of the Leases in which there is a failure of title. ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES AS TO PERSONAL PROPERTY AND FIXTURES; (a) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (b) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND ANY IMPLIED (c) OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS.

        This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective heirs, successors and assigns.

        Executed this _______ day of _______________, 1996.

(NAME OF ASSIGNOR)


By:
   -------------------
Name:
Title:






                             (Add acknowledgment)
                             --------------------

                               SCHEDULE 3.02(e)

                        VALUE OF BRAZOS COUNTY, TEXAS
                        PRODUCING & UNDEVELOPED ASSETS



          Well Names                                Value
          ----------                                -----

 1.     Vilas No. 1 Well                        $        0.00
 2.     Jericho-Vilas No. 1 Well                $        0.00
 3.     Vilas-moore No.1 Well                   $        0.00
 4.     Moore No. 1-H Well                      $1,239,000.00
 5.     Walton O.L. No. 1-H Well                $1,470,000.00
 6.     Westlands No. 1-H Well                  $   45,500.00
 7.     Kathleen O.L. No. 1-H Well              $1,83,000.000
 8.     T.J.M. O.L. No. 1 Well                  $  262,500.00
 9.     Big Creek Location                      $  583,333.33
10.     Vilas-Walton Location                   $  583,333.33
11.     Cawthon O.L. Location                   $  583,333.34
                                                -------------
                        Total Value             $5,250.000.00






--------------------------------
Schedule 3.02 (e) - Page 1

        (c) Defined Terms. A defined term has its defined meaning everywhere in this Agreement, regardless of whether the term appears before or after the place in this Agreement where the term is defined.

        12.12 Further Assurances. After the Closing, Seller shall execute and deliver or shall otherwise caused to be executed and delivered, from time to time, such further instruments, notices, division orders, tansfer orders, and other documents and do such other and further acts and things as may be reasonably necessary, as may be reasonably requested by Buyer, to more fully and effectively transfer the Assets to the Buyer.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                          SHIELD PETROLEUM INCORPORATED


                                          By:
                                             ---------------------------
                                             Ray Powell, President


                                          P & M PROPERTIES


                                          By:
                                             ---------------------------
                                             Ray Powell, General Partner

                                          By:
                                             ---------------------------
                                             Ken Martin, General Partner



                                          EAGLE OIL & GAS CO.



                                          By:
                                             ---------------------------
                                             Pat Bolin, President


                                          HUGOTON ENERGY CORPORATION



                                          By:/s/ [ILLELIGBLE]
                                             ---------------------------
                                          Printed Name:
                                                       -----------------
                                          Title:
                                                ------------------------